UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — March 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Master Intermediate Income Trust

Semiannual report
3 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PIM

Putnam
Master Intermediate
Income Trust

Semiannual report
3 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 14, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020 as COVID-19, the disease caused by the coronavirus, spread around the world. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows.

Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 30 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

2 Master Intermediate Income Trust

Allocations are shown as a percentage of the fund’s net assets as of 3/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Master Intermediate Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/20. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Master Intermediate Income Trust

Bill, what was the fund’s investment environment like during the reporting period?

For much of the period, the environment was generally favorable for corporate and mortgage credit, and risk assets overall. The U.S. Federal Reserve [Fed] followed its August 2019 interest-rate cut with additional reductions in September and October. Sentiment toward global trade improved as the United States and China agreed to cooperate on an initial round of trade measures. And uncertainty over Brexit was alleviated when U.K. Prime Minister Boris Johnson’s Conservative party won a parliamentary majority.

The market environment changed dramatically in late February. Rapidly growing concerns about the economic impact of a coronavirus outbreak sparked a global sell-off in risk assets. The sharp turn in sentiment reverberated across markets, as global equities fell, developed-market government-bond yields declined, and credit spreads widened. A dispute between Russia and Saudi Arabia over oil production levels further unnerved investors. Due to heightened oil market uncertainty, U.S. crude prices dropped more than 66% during

Master Intermediate Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/20. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

the first quarter of 2020 to $20.48 per barrel on March 31. The rapid decline in oil prices added considerable pressure across corporate supply chains.

An escalating economic crisis elicited unprecedented measures from policy makers. The Trump administration signed a $2 trillion stimulus package into law — the largest economic relief package in U.S. history. The Fed quickly unveiled six new lending facilities designed to help corporations facing a cash flow crisis avoid defaulting on their debt. These programs also provide support for money market funds and commercial debt markets. Dozens of other central banks across Europe, Asia, and elsewhere also announced emergency stimulus measures. Markets that were most directly influenced by this policy support stabilized during the final week of March. Investors were hopeful that massive government stimulus programs would help reduce the severity and duration of an economic recession.

A flight-to-safety pushed the yields on U.S. Treasuries lower. The benchmark 10-year Treasury yield plunged to a closing low of 0.54% on March 9 and ended the six-month period at 0.70%, after beginning the period at 1.65%. The spreads on investment-grade bonds, or the risk premiums investors demand to hold these securities rather than U.S. Treasuries, widened to levels not seen since the financial crisis.

Which holdings and strategies hampered the fund’s performance?

Mortgage-credit investments were the biggest detractor for the period. Our exposure to commercial mortgage-backed securities [CMBS] — both cash bonds and synthetic exposure to the BBB-rated tranche within CMBX — performed poorly as spreads widened substantially. [Bond prices fall as spreads widen and rise as spreads tighten.] CMBX is an index

6 Master Intermediate Income Trust

that references a basket of CMBS issued in a particular year. Investors became increasingly concerned that the escalating coronavirus pandemic could severely impact cash flows in various segments of the market, particularly retail and lodging. Public health policies that curtail shopping and travel for millions of people have been constraining the revenues for many malls and travel destinations.

In the residential mortgage market, our positions in agency credit-risk transfer securities [CRTs] struggled amid growing uncertainty about the effect of mortgage-payment forbearance on CRT cash flows.

Our corporate-credit holdings also worked against performance this period. As market sentiment soured, high-yield bond prices fell and spreads more than doubled, ending the period at about 9.6 percentage points over U.S. Treasuries. This was the highest spread level since early 2016 and was well above the 20-year average of 6.1 percentage points. Smaller allocations to convertible securities and investment-grade credit modestly detracted, as spreads also widened in those markets.

It was a similar story with emerging-market debt, as our positions in Mexico, Argentina, and Egypt were further notable detractors. The sector declined along with other risk assets.

Strategies targeting prepayment risk also dampened performance this period. Lower interest rates and indiscriminate selling by investors proved to be material headwinds for our positions in agency interest-only collateralized mortgage obligations [IO CMOs], inverse IO securities, and reverse-mortgage IOs. The negative result here was partially offset by favorable tactical mortgage basis positioning. Mortgage basis is a strategy that seeks to exploit the yield differential between 30-year agency pass-throughs and 30-year U.S. Treasuries.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 3/31/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust 7

How did the fund’s interest-rate and yield-curve positioning fare during the period?

Our strategy here was the lone contributor for the period. During the fourth quarter of 2019, we shifted the portfolio’s duration to close to zero, then moved it to modestly positive during the first quarter of 2020. This positioning aided results as rates fell sharply across the curve during the latter part of the period.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your near-term outlook?

As the period concluded, the number of coronavirus infections was still rising worldwide. We think greater clarity regarding the trajectory of coronavirus infections and deaths is needed before the economic effects can be more clearly assessed. We will continue to monitor the impact of the pandemic on global supply chains and demand dynamics.

Given the overwhelming policy responses and dramatic actions by the Fed, we think U.S.

This chart shows how the fund’s security type weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Master Intermediate Income Trust

Treasury yields will remain low across the curve for an extended period. We also believe low oil prices will exert significant disinflationary pressure on the economy.

We plan to take a cautious approach to increasing portfolio risk over the near term. That said, given the compelling valuations resulting from substantially wider yield spreads, we will seek to capitalize on what we believe will be attractive investment opportunities once markets show signs of stabilizing.

How was the fund positioned as of March 31?

Prior to this period, we took steps to reduce risk in the portfolio on the view that volatility was likely to rise and valuations in certain sectors, particularly corporate credit, were becoming increasingly unattractive.

Reflecting the fund’s relatively cautious overall positioning, we continue to hold securities across sectors that have less price sensitivity to changes in yield spreads.

Within corporate credit, high yield remained the fund’s largest allocation. We also have modest allocations in investment-grade credit and convertible securities.

In CMBS, we continue to have exposure to CMBX tranches referencing bonds rated A and BBB-. In our view, hotel and retail properties will be negatively affected by the coronavirus and the public health measures intended to contain its spread. However, the portfolio’s CMBS exposure is diversified by property type, and we believe CMBX continues to offer the fund a unique investment opportunity.

Within prepayment-sensitive areas of the market, we plan to maintain the fund’s positions in agency IO CMOs and inverse

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust 9

IOs backed by more seasoned loans. We believe this segment of these markets will have less sensitivity to refinancing risk in a low-interest-rate environment.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

HOW CLOSED-END FUNDS DIFFER

FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

10 Master Intermediate Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2020, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/20

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	5.67%	37.71%	3.25%	7.06%	1.37%	0.25%	0.08%	–7.37%	–11.14%
Market price	5.90	31.39	2.77	17.54	3.29	7.17	2.34	–2.85	–7.57

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 3/31/20

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA
U.S. Treasury	—	6.90%	0.67%	6.26%	1.22%	5.69%	1.86%	2.38%	1.13%
Bill Index*
Bloomberg
Barclays
Government/	6.30%	50.10	4.15	19.01	3.54	16.33	5.17	9.82	3.36
Credit Bond Index
FTSE Non-U.S.
World Government	—	14.71	1.38	12.55	2.39	9.72	3.14	1.79	–1.95
Bond Index
JPMorgan Global
High Yield Index†	—	72.03	5.58	13.91	2.64	0.17	0.06	–8.95	–12.40
Lipper Closed-end
General Bond
Funds category	6.53	89.30	6.25	13.14	2.41	–0.54	–0.26	–10.44	–14.16
average‡

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/20, there were 49, 46, 30, 25, 15, and 4 funds, respectively, in this Lipper category.

Master Intermediate Income Trust 11

Fund price and distribution information For the six-month period ended 3/31/20
Distributions
Number	6
Income	$0.180
Capital gains	—
Total	$0.180
Share value	NAV	Market price
9/30/19	$4.83	$4.59
3/31/20	4.13	4.08
Current rate (end of period)	NAV	Market price
Current dividend rate*	8.72%	8.82%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

12 Master Intermediate Income Trust

Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions or geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Master Intermediate Income Trust 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government/ Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

14 Master Intermediate Income Trust

CMBX Index tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

FTSE Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues comprise both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Master Intermediate Income Trust 15

Other information for shareholders

Important notice regarding share repurchase program

In September 2019, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 356 days beginning October 10, 2019, up to 10% of the fund’s common shares outstanding as of October 9, 2019.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2020, Putnam employees had approximately $402,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Master Intermediate Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Master Intermediate Income Trust 17

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18 Master Intermediate Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust 19

The fund’s portfolio 3/31/20 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (103.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.9%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$81,378	$90,646
5.00%, with due dates from 5/20/49 to 3/20/50	249,714	276,554
4.50%, TBA, 4/1/50	4,000,000	4,240,625
4.00%, TBA, 4/1/50	4,000,000	4,249,375
3.50%, with due dates from 9/20/49 to 3/20/50	1,318,780	1,409,998
3.00%, 11/20/49 [i]	14,841	15,782
		10,282,980
U.S. Government Agency Mortgage Obligations (98.7%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	155,279	171,268
4.50%, 5/1/49	66,829	73,250
Uniform Mortgage-Backed Securities
5.50%, TBA, 4/1/50	3,000,000	3,284,766
4.50%, TBA, 4/1/50	1,000,000	1,075,156
4.00%, TBA, 4/1/50	29,000,000	30,943,905
3.50%, TBA, 4/1/50	42,000,000	44,401,875
3.00%, TBA, 4/1/50	16,000,000	16,770,000
2.50%, TBA, 4/1/50	108,000,000	111,864,370
		208,584,590
Total U.S. government and agency mortgage obligations (cost $215,189,848)		$218,867,570

	Principal
U.S. TREASURY OBLIGATIONS (1.1%)*i	amount	Value
U.S. Treasury Bonds
3.00%, 11/15/45	$255,000	$350,105
2.75%, 8/15/47	8,000	10,558
U.S. Treasury Inflation Index Notes 1.125%, 1/15/21	112,004	111,293
U.S. Treasury Notes
2.25%, 4/30/21	149,000	153,728
2.625%, 5/15/21	242,000	251,046
2.00%, 2/15/25	147,000	158,626
1.875%, 2/28/22	139,000	143,490
1.75%, 2/28/22	218,000	224,424
1.625%, 9/30/26	227,000	242,606
1.625%, 10/31/23	286,000	301,127
1.625%, 11/15/22	168,000	174,829
1.375%, 6/30/23	168,000	174,179
Total U.S. treasury obligations (cost $2,296,011)		$2,296,011

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)*	amount	Value
Agency collateralized mortgage obligations (22.4%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 22.958%, 4/15/37	$31,092	$56,557
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 21.213%, 11/15/35	53,532	93,922

20 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 19.95%, 12/15/36	$29,492	$47,008
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR)
+ 6.65%), 5.945%, 4/15/40	1,560,975	168,841
REMICs Ser. 4813, IO, 5.50%, 8/15/48	2,119,244	425,381
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 5.495%, 12/15/47	2,871,353	350,879
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.395%, 8/15/56	3,998,080	859,587
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.395%, 4/15/47	985,647	171,621
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	1,630,082	255,590
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	811,293	112,710
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	433,691	58,133
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	1,605,375	142,006
REMICs Ser. 4425, IO, 4.00%, 1/15/45	2,022,569	201,064
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	1,647,198	255,658
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	983,599	97,657
REMICs Ser. 4062, Class DI, IO, 4.00%, 9/15/39	1,311,709	31,496
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	4,361,274	290,286
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	2,475,345	177,826
REMICs Ser. 4501, Class BI, IO, 3.50%, 10/15/43	1,930,269	58,318
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	619,723	48,416
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	608,518	41,646
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	2,802,924	201,166
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,284,048	74,090
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	561,570	19,085
REMICs Ser. 4510, Class HI, IO, 3.00%, 3/15/40	2,283,986	55,665
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO,
0.375%, 7/25/43 W	1,152,963	11,530
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	994	895
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 34.22%, 7/25/36	45,523	88,021
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 20.729%, 6/25/37	43,143	74,959
REMICs IFB Ser. 08-24, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 23.28%), 19.812%, 2/25/38	32,600	44,338
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 17.41%, 8/25/35	29,265	42,077
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 14.933%, 11/25/34	42,047	50,637
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,030,179	417,645
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	1,654,718	307,261
REMICs Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	590,097	16,112
REMICs IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR)
+ 6.45%), 5.503%, 4/25/42	879,152	170,646
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	72,155	11,396
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	2,668,672	503,712

Master Intermediate Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.40%), 5.453%, 4/25/40	$656,726	$128,958
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 5.303%, 3/25/48	3,616,540	623,853
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 5.203%, 5/25/47	8,189,707	1,346,224
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 5.203%, 10/25/41	632,599	36,320
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.153%, 12/25/46	2,571,559	528,494
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.153%, 5/25/39	8,005,390	1,461,424
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.103%, 8/25/49	4,178,434	602,637
REMICs Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 5.95%), 5.003%, 2/25/43	1,768,571	362,591
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	217,191	32,980
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.90%), 4.953%, 10/25/41	2,016,474	313,044
Interest Strip Ser. 366, Class 22, IO, 4.50%, 10/25/35	1,179	11
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	347,204	58,921
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	1,727,470	107,236
REMICs Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	1,324,355	125,563
REMICs Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	951,301	38,540
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	1,314,008	93,696
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	3,140,456	421,862
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	844,478	89,194
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	724,466	68,909
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	726,808	73,077
REMICs Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	1,938,987	137,015
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	681,021	28,002
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	925,369	43,317
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	968,933	56,111
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	579,660	17,737
REMICs Ser. 16-97, Class KI, IO, 3.00%, 6/25/40	2,783,298	71,230
REMICs Ser. 99-51, Class N, PO, zero %, 9/17/29	4,426	4,038
Government National Mortgage Association
IFB Ser. 14-60, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.18%),
5.407%, 4/20/44	3,959,077	777,922
IFB Ser. 19-5, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.377%, 1/20/49	4,826,498	744,063
IFB Ser. 13-167, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.377%, 11/20/43	2,528,736	475,616
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.377%, 9/20/43	421,997	80,707
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 8/20/49	6,971,447	1,058,823
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 7/20/49	7,062,895	957,870

22 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 1/20/50	$3,200,566	$611,121
IFB Ser. 19-152, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 12/20/49	4,313,307	626,590
IFB Ser. 19-110, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 9/20/49	7,105,797	1,023,649
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 8/20/49	259,203	33,363
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 6/20/49	391,667	50,842
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 12/2/21	872,977	111,549
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	781,415	135,771
Ser. 16-42, IO, 5.00%, 2/20/46	2,088,627	363,626
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	2,519,007	310,251
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	3,631,607	671,705
Ser. 14-76, IO, 5.00%, 5/20/44	836,021	153,960
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	609,438	112,725
Ser. 12-146, IO, 5.00%, 12/20/42	532,649	97,208
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	816,163	149,574
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	576,775	106,922
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	2,552,131	470,596
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,322,374	236,374
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	2,603,108	475,889
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	457,704	84,772
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%),
4.827%, 8/20/44	2,022,205	344,105
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	3,330,073	415,368
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	1,004,258	143,585
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	2,306,055	259,431
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	1,681,743	145,904
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	786,130	137,699
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,191,241	198,503
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	1,512,308	173,855
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	1,144,091	157,225
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	257,523	22,876
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	1,022,961	187,144
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,101,232	104,705
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	1,926,384	302,211
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,030,608	161,564
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,126,561	150,617
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	709,245	116,028
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	610,238	114,420
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	1,074,427	76,727
Ser. 16-29, IO, 4.00%, 2/16/46	1,008,489	147,281
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	2,928,489	388,025
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	1,617,184	289,969
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	1,846,260	196,688

Master Intermediate Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	$1,889,622	$211,411
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	4,534,568	573,433
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	3,433,329	227,845
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	613,183	84,060
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	2,441,807	175,937
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	560,388	71,691
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	475,731	71,039
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,181,730	163,023
Ser. 17-165, Class IM, IO, 3.50%, 11/20/47	1,322,845	62,506
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	987,733	37,652
Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	1,378,936	147,105
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	2,777,662	229,049
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	2,341,072	160,229
Ser. 13-76, IO, 3.50%, 5/20/43	1,976,655	208,774
Ser. 13-28, IO, 3.50%, 2/20/43	596,782	59,608
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	958,217	91,031
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,440,991	136,001
Ser. 13-14, IO, 3.50%, 12/20/42	3,261,476	244,611
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	628,943	58,177
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	1,375,844	195,633
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	1,718,225	228,074
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	1,963,025	290,517
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	858,663	144,390
Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	2,004,738	124,025
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	2,430,205	186,112
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	1,183,692	44,159
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	3,406,597	243,119
Ser. 16-H18, Class QI, IO, 3.072%, 6/20/66 W	3,020,397	326,420
Ser. 15-H10, Class BI, IO, 2.807%, 4/20/65 W	2,722,448	232,758
Ser. 16-H09, Class BI, IO, 2.775%, 4/20/66 W	4,843,385	451,026
Ser. 15-H15, Class BI, IO, 2.721%, 6/20/65 W	2,545,995	211,236
Ser. 16-H17, Class KI, IO, 2.718%, 7/20/66 W	2,865,006	289,409
Ser. 17-H16, Class FI, IO, 2.527%, 8/20/67 W	3,298,236	353,432
Ser. 16-H23, Class NI, IO, 2.51%, 10/20/66 W	11,026,494	946,073
Ser. 18-H15, Class KI, IO, 2.482%, 8/20/68 W	3,784,168	451,542
Ser. 17-H16, Class JI, IO, 2.469%, 8/20/67 W	8,734,218	1,117,919
Ser. 17-H02, Class BI, IO, 2.466%, 1/20/67 W	2,782,973	290,729
Ser. 16-H22, Class AI, IO, 2.431%, 10/20/66 W	4,202,327	420,111
Ser. 17-H06, Class BI, IO, 2.409%, 2/20/67 W	4,353,788	464,143
Ser. 16-H16, Class EI, IO, 2.403%, 6/20/66 W	4,267,101	351,182
Ser. 18-H02, Class EI, IO, 2.375%, 1/20/68 W	6,282,381	730,327
Ser. 15-H20, Class CI, IO, 2.371%, 8/20/65 W	4,248,458	379,719
Ser. 15-H24, Class AI, IO, 2.347%, 9/20/65 W	3,426,386	287,827
Ser. 16-H06, Class DI, IO, 2.33%, 7/20/65	5,528,868	388,784
Ser. 18-H03, Class XI, IO, 2.319%, 2/20/68 W	4,474,338	429,984
Ser. 17-H12, Class QI, IO, 2.169%, 5/20/67 W	3,865,960	404,147
Ser. 17-H19, Class MI, IO, 2.053%, 4/20/67 W	2,236,341	173,987
Ser. 17-H16, Class IG, IO, 2.041%, 7/20/67 W	7,966,174	678,511

24 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H03, Class DI, IO, 2.019%, 12/20/65 W	$3,821,334	$279,275
Ser. 17-H16, Class IH, IO, 2.005%, 7/20/67 W	5,846,363	475,151
Ser. 15-H25, Class EI, IO, 1.924%, 10/20/65 W	3,048,710	217,373
Ser. 15-H20, Class AI, IO, 1.893%, 8/20/65 W	3,666,004	252,588
Ser. 17-H11, Class DI, IO, 1.884%, 5/20/67 W	4,110,738	427,204
FRB Ser. 15-H08, Class CI, IO, 1.862%, 3/20/65 W	2,092,811	153,979
Ser. 17-H09, IO, 1.818%, 4/20/67 W	5,370,345	484,163
Ser. 15-H23, Class BI, IO, 1.81%, 9/20/65 W	3,882,565	245,766
Ser. 16-H03, Class AI, IO, 1.778%, 1/20/66 W	3,565,792	312,567
Ser. 16-H24, Class CI, IO, 1.758%, 10/20/66 W	2,648,739	182,117
Ser. 16-H14, IO, 1.745%, 6/20/66 W	3,806,702	255,662
Ser. 16-H10, Class AI, IO, 1.741%, 4/20/66 W	9,379,207	636,417
Ser. 17-H08, Class NI, IO, 1.715%, 3/20/67 W	5,743,015	466,907
Ser. 13-H08, Class CI, IO, 1.706%, 2/20/63 W	3,579,160	154,978
Ser. 16-H06, Class CI, IO, 1.656%, 2/20/66 W	5,144,132	328,118
Ser. 14-H21, Class BI, IO, 1.598%, 10/20/64 W	5,559,556	301,328
Ser. 16-H02, Class HI, IO, 1.573%, 1/20/66 W	4,839,958	334,925
Ser. 18-H05, Class BI, IO, 1.364%, 2/20/68 W	4,413,158	513,030
Ser. 18-H05, Class AI, IO, 1.329%, 2/20/68 W	2,152,310	252,896
Ser. 15-H26, Class CI, IO, 0.335%, 8/20/65 W	7,178,006	81,829
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,527	1,364
		47,266,353
Commercial mortgage-backed securities (8.1%)
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.437%, 1/12/45 W	1,279,000	895,300
Ser. 05-PWR7, Class B, 5.117%, 2/11/41 W	202,868	200,839
Ser. 05-PWR7, Class D, 5.117%, 2/11/41 W	441,000	396,900
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.749%, 3/11/39 W	457,768	228,884
FRB Ser. 06-PW14, Class XW, IO, 0.283%, 12/11/38 W	458,544	1,710
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.744%, 12/15/47 W	409,000	372,009
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	1,025,000	848,537
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 4.848%, 5/10/47 W	647,000	518,506
FRB Ser. 12-CR3, Class E, 4.752%, 10/15/45 W	297,000	222,750
Ser. 12-LC4, Class E, 4.25%, 12/10/44	392,000	305,629
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.675%, 12/15/39 W	948,230	4,253
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C4,
Class C, 5.719%, 9/15/39 W	12,160	12,014
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	96,751	97,078
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.771%, 4/15/50 W	527,000	439,387
Federal National Mortgage Association 144A Multifamily
Connecticut Avenue Securities Trust FRB Ser. 20-01, Class M10,
4.65%, 3/25/50	701,000	493,016

Master Intermediate Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	$160,000	$152,571
FRB Ser. 14-GC24, Class D, 4.532%, 9/10/47 W	1,270,000	873,152
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.804%, 2/15/47 W	1,183,000	810,457
FRB Ser. C14, Class D, 4.702%, 8/15/46 W	515,000	447,032
FRB Ser. 14-C18, Class E, 4.304%, 2/15/47 W	407,000	250,200
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	1,500,000	1,017,110
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	788,000	377,353
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-LC11, Class D, 4.168%, 4/15/46 W	581,000	472,843
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 6.059%, 2/12/51 W	398,000	199,000
FRB Ser. 11-C3, Class F, 5.664%, 2/15/46 W	410,000	371,975
FRB Ser. 12-C6, Class E, 5.157%, 5/15/45 W	363,000	290,872
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	841,000	554,830
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6,
Class XCL, IO, 0.685%, 9/15/39 W	812,016	5,343
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 5.395%, 12/15/49 W	127,594	1
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C,
5.324%, 12/12/49 W	451,465	349,813
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.353%, 8/15/46 W	900,000	467,428
FRB Ser. 13-C11, Class F, 4.353%, 8/15/46 W	496,000	112,294
FRB Ser. 13-C10, Class D, 4.083%, 7/15/46 W	485,000	415,172
FRB Ser. 13-C10, Class E, 4.083%, 7/15/46 W	1,316,000	932,081
FRB Ser. 13-C10, Class F, 4.083%, 7/15/46 W	975,000	689,843
Ser. 14-C17, Class E, 3.50%, 8/15/47	443,000	247,144
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	286,388	57,278
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	486,239	479,393
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	558,952	13,527
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
4.888%, 5/10/63 W	622,000	111,236
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.283%, 7/15/46 W	188,000	136,147
Ser. 14-LC16, Class D, 3.938%, 8/15/50	889,000	547,212
WF-RBS Commercial Mortgage Trust 144A Ser. 12-C7, Class F,
4.50%, 6/15/45 W	2,524,000	1,626,092
		17,044,211
Residential mortgage-backed securities (non-agency) (11.3%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 1.817%, 5/25/47	521,238	264,330
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6, 3.76%, 11/27/36 W	923,592	738,873
Bear Stearns Alt-A Trust FRB Ser. 05-10, Class 11A1, (1 Month
US LIBOR + 0.50%), 1.447%, 1/25/36	101,880	106,974
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class B1, (1 Month
US LIBOR + 3.85%), 4.797%, 10/25/29 (Bermuda)	382,000	259,377

26 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%),
1.127%, 11/25/47	$342,746	$257,116
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 1.297%, 3/25/37	1,081,805	878,667
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A1, (1 Month US LIBOR + 1.50%),
3.466%, 9/25/35	394,298	322,392
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
2.926%, 8/25/46	129,027	110,270
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.906%, 6/25/46	397,662	325,401
FRB Ser. 06-OA7, Class 1A1, 2.852%, 6/25/46 W	319,835	247,329
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.35%),
1.297%, 9/25/35	480,344	394,298
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%),
1.137%, 8/25/46	381,195	297,332
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
1.137%, 8/25/46	2,457,635	2,008,702
FRB Ser. 07-OA8, Class 2A1, (1 Month US LIBOR + 0.18%),
1.127%, 6/25/47	476,134	362,481
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
1.103%, 11/20/35	284,078	231,001
CSMC Trust 144A FRB Ser. 10-18R, Class 6A4, 3.894%, 9/28/36 W	1,136,788	1,122,014
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(1 Month US LIBOR + 10.50%), 11.447%, 5/25/28	266,422	173,874
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 10.947%, 7/25/28	890,969	574,771
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 10.297%, 4/25/28	573,031	371,108
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 8.497%, 12/25/27	685,558	446,155
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 4.797%, 3/25/29	250,000	237,723
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 3.247%, 9/25/30	764,677	648,518
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2,
(1 Month US LIBOR + 11.25%), 12.197%, 4/25/49	106,000	41,818
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2,
(1 Month US LIBOR + 11.00%), 11.947%, 10/25/48	327,000	189,866
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2,
(1 Month US LIBOR + 10.75%), 11.697%, 1/25/49	141,000	80,865
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2,
(1 Month US LIBOR + 10.50%), 11.447%, 3/25/49	118,000	66,988
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2,
(1 Month US LIBOR + 8.15%), 9.097%, 7/25/49	135,000	71,297
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2,
(1 Month US LIBOR + 7.75%), 8.697%, 9/25/48	174,000	62,957

Master Intermediate Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1,
(1 Month US LIBOR + 4.25%), 5.197%, 10/25/48	$90,000	$45,100
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1,
(1 Month US LIBOR + 3.90%), 4.847%, 9/25/48	190,000	90,446
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	307,000	237,578
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 4.647%, 12/25/30	650,000	312,101
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M,
4.50%, 2/25/59 W	636,000	686,829
Structured Agency Credit Risk Debt FRN Ser. 19-HQA3, Class B1,
(1 Month US LIBOR + 3.00%), 3.947%, 9/25/49	106,000	47,227
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 3.597%, 1/25/49	168,000	147,838
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 3.397%, 3/25/49	181,417	138,862
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 3.297%, 2/25/49	202,516	169,507
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 3.247%, 10/25/48	120,000	98,642
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class M2,
(1 Month US LIBOR + 2.15%), 3.097%, 12/25/30	341,000	280,977
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
(1 Month US LIBOR + 12.75%), 13.697%, 10/25/28	89,510	58,960
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 13.197%, 9/25/28	1,115,144	734,733
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 12.697%, 10/25/28	567,583	370,158
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 12.697%, 8/25/28	368,465	241,991
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
(1 Month US LIBOR + 10.75%), 11.697%, 1/25/29	119,691	75,922
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B,
(1 Month US LIBOR + 9.25%), 10.197%, 4/25/29	19,949	10,477
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.847%, 10/25/28	865,147	848,326
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 6.647%, 4/25/28	1,361,865	1,344,517
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 6.497%, 4/25/28	50,596	45,725
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 6.447%, 9/25/29	477,000	268,032
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
(1 Month US LIBOR + 5.00%), 5.947%, 7/25/25	652,725	620,044
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.947%, 7/25/25	210,599	190,897
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 5.797%, 10/25/29	1,170,000	644,208

28 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1,
(1 Month US LIBOR + 4.45%), 5.397%, 5/25/30	$82,000	$43,102
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1,
(1 Month US LIBOR + 4.45%), 5.397%, 2/25/30	60,000	32,280
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.947%, 5/25/25	17,718	17,131
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 4.547%, 1/25/30	140,000	73,873
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1,
(1 Month US LIBOR + 3.55%), 4.497%, 7/25/30	804,000	391,116
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2,
(1 Month US LIBOR + 2.55%), 3.497%, 12/25/30	4,416	3,621
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2,
(1 Month US LIBOR + 2.50%), 3.447%, 5/25/30	364,273	291,015
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 3.197%, 7/25/30	65,000	55,987
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 3.047%, 3/25/31	96,639	81,176
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2B1,
(1 Month US LIBOR + 5.25%), 6.197%, 6/25/39	253,000	115,290
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1,
(1 Month US LIBOR + 4.10%), 5.047%, 9/25/31	251,000	121,146
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2B1,
(1 Month US LIBOR + 3.75%), 4.697%, 9/25/39	190,000	80,395
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 3.397%, 7/25/31	71,712	55,308
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 1.127%, 5/25/36	570,205	195,189
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month
US LIBOR + 0.31%), 1.257%, 5/25/37	326,816	254,954
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 1.27%, 5/19/35	317,050	158,700
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 1.147%, 6/25/37	540,438	230,617
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2,
4.25%, 1/25/59	330,000	257,400
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B,
(1 Month US LIBOR + 0.23%), 3.065%, 2/26/37	345,332	295,147
MortgageIT Trust FRB Ser. 05-3, Class M2, (1 Month US LIBOR
+ 0.80%), 1.742%, 8/25/35	98,095	87,246
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month
US LIBOR + 2.85%), 3.797%, 7/25/28 (Bermuda)	800,000	597,269
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 2.70%), 3.647%, 3/25/28 (Bermuda)	620,000	481,495
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.22%), 1.162%, 5/25/46	278,406	257,526

Master Intermediate Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (41.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%),
1.157%, 8/25/36	$384,033	$330,269
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%),
1.067%, 8/25/36	320,233	263,877
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.121%, 9/25/35 W	14395	12672
FRB Ser. 05-AR14, Class 1A2, 3.835%, 12/25/35 W	124,260	113,412
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
1.437%, 10/25/45	214,908	195,098
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR5,
Class 1A1, 4.208%, 4/25/36 W	245,800	254,403
		23,948,308
Total mortgage-backed securities (cost $103,642,178)		$88,258,872

	Principal
CORPORATE BONDS AND NOTES (25.2%)*	amount	Value
Basic materials (2.5%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$10,000	$8,325
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	206,000	198,730
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	300,000	288,000
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	45,000	41,526
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	97,000	87,543
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	226,000	205,660
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	263,000	253,795
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	242,000	229,295
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	77,000	75,460
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	318,000	273,480
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	38,000	29,064
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	63,000	52,448
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	175,000	157,981
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	63,000	59,220
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	265,000	246,450
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	179,000	171,679
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	207,000	193,545
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)	200,000	189,000
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	66,000	61,380

30 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.	amount	Value
Basic materials cont.
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	$36,000	$31,860
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	124,000	106,950
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	55,000	50,600
Mercer International, Inc. sr. unsec. notes 7.375%, 1/15/25 (Canada)	19,000	15,818
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	69,000	58,650
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	75,000	56,989
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	145,000	142,298
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	80,000	71,200
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	203,000	182,700
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	80,000	69,800
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	234,000	279,630
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	150,000	131,813
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	50,000	48,605
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	305,000	260,238
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	160,000	147,200
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	89,250
Tronox, Inc. 144A company guaranty sr. unsec. notes 6.50%, 4/15/26	40,000	36,000
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	145,000	130,863
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	200,000	182,000
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	145,000	135,923
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	121,000	119,149
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	88,000	85,360
		5,255,477
Capital goods (2.5%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	339,000	311,880
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	115,000	111,885
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	115,000	102,638
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	200,000	171,780
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	330,000	328,350
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	55,000	56,822

Master Intermediate Income Trust 31

	Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.	amount	Value
Capital goods cont.
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	$135,000	$136,350
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	105,000	103,429
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	192,000	192,422
Berry Global, Inc. 144A notes 4.50%, 2/15/26	39,000	37,635
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	45,000	41,850
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	80,000	78,312
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	265,000	271,546
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	153,750
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	115,000	112,125
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	177,000	173,238
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	150,000	110,172
Moog, Inc. 144A company guaranty sr. unsec. notes
4.25%, 12/15/27	45,000	40,613
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	207,000	195,615
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	110,000	95,964
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	171,000	135,161
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	300,000	280,500
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	260,000	229,775
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	310,000	306,254
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	105,000	101,063
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	113,000	108,198
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	637,000	634,611
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	175,000	157,063
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)	230,000	228,850
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	223,000	206,899
		5,214,750
Communication services (2.7%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	366,000	371,490
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	1,045,000	1,073,842
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	55,000	53,900
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.00%, 2/1/28	199,000	199,498
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	94,000	86,029
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	120,000	120,299

32 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.		amount	Value
Communication services cont.
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21		$360,000	$370,800
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24		140,000	136,150
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R		84,000	83,068
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R		40,000	40,815
Front Range BidCo., Inc. 144A sr. notes 4.00%, 3/1/27		25,000	23,906
Front Range BidCo., Inc. 144A sr. unsec. notes 6.125%, 3/1/28		85,000	80,750
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26		51,000	46,793
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)		6,000	5,797
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23		66,000	65,670
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26		264,000	263,835
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27		120,000	119,268
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)		40,000	40,400
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28		260,000	296,972
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26		125,000	141,475
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		538,000	590,498
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		190,000	195,833
Sprint Corp. 144A company guaranty sr. unsec. notes
7.25%, 2/1/28		135,000	135,675
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		200,000	204,256
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		156,000	156,860
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		19,000	19,570
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		45,000	45,113
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28		148,000	154,186
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26		55,000	56,238
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		363,000	363,000
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		75,000	75,000
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	115,000	135,167
			5,752,153
Consumer cyclicals (4.7%)
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26		$38,000	36,195
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28		60,000	54,600

Master Intermediate Income Trust 33

		Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.		amount	Value
Consumer cyclicals cont.
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26		$60,000	$51,600
Boyd Gaming Corp. 144A company guaranty sr. unsec. notes
4.75%, 12/1/27		55,000	45,375
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)		55,000	47,707
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 4.875%,
2/15/30 (Canada)		35,000	26,590
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		55,000	53,900
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		72,000	56,880
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		190,000	142,025
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27		80,000	75,700
Codere Finance 2 Luxembourg SA company guaranty sr. notes
Ser. REGS, 6.75%, 11/1/21 (Luxembourg)	EUR	100,000	36,947
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26		$121,000	104,816
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		215,000	155,273
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26		144,000	117,003
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27		247,000	165,181
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26		20,000	18,050
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		85,000	76,288
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27		281,000	243,768
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		102,000	85,170
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		235,000	229,713
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27		232,000	230,840
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)		85,000	75,982
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		145,000	143,550
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		188,000	178,600
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		174,000	168,345
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26		96,811	91,608
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27		271,721	236,566
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		65,000	67,275

34 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	$265,000	$272,950
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	35,000	33,775
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	25,000	23,750
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	194,000	191,633
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	268,000	259,960
JC Penney Corp., Inc. 144A company guaranty sr. notes
5.875%, 7/1/23	100,000	37,000
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	75,000	66,188
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	85,000	74,800
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	128,000	100,979
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	74,000	74,851
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	181,000	154,755
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	115,000	101,200
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	141,000	128,361
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	129,000	119,970
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	45,000	44,226
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	170,000	158,100
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	135,000	116,100
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	170,000	174,726
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	120,000	105,276
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	238,000	198,135
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	85,000	80,005
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	160,000	156,400
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	183,000	169,733
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	215,000	198,191
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	36,000	32,040
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	150,000	144,000
Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24	129,000	131,500
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	192,000	177,600

Master Intermediate Income Trust 35

	Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.	amount	Value
Consumer cyclicals cont.
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	$107,000	$97,605
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	124,000	102,140
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	115,000	99,188
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	320,000	314,709
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	98,000	101,185
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	85,000	53,125
Scientific Games International, Inc. 144A company guaranty sr.
notes 5.00%, 10/15/25	65,000	56,550
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	168,000	160,020
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	115,000	95,163
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	135,000	137,700
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	367,000	369,753
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	299,000	251,908
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	55,000	46,750
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	203,000	199,508
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	244,000	235,460
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	9,210
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	115,000	93,150
Univision Communications, Inc. 144A company guaranty sr. notes
5.125%, 5/15/23	220,000	194,700
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	95,000	80,988
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	190,000	178,600
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	123,000	122,078
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	101,000	96,354
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	110,000	95,700
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	150,000	135,750
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	145,000	131,950
		10,000,995
Consumer staples (1.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	175,000	168,875
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	77,000	71,140
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	100,000	95,000

36 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.		amount	Value
Consumer staples cont.
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		$35,000	$34,913
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27		215,000	213,925
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27		10,000	10,337
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26		45,000	45,450
Europcar Mobility Group notes Ser. REGS, 4.125%,
11/15/24 (France)	EUR	100,000	49,079
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27		$55,000	55,506
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		103,000	52,530
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		227,000	142,985
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		326,000	309,700
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		130,000	129,818
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		130,000	127,400
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		110,000	103,400
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26		171,000	166,140
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		157,000	159,729
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		37,000	36,445
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		351,000	335,205
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		120,000	123,600
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29		60,000	65,382
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		230,000	245,755
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		60,000	62,259
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		35,000	35,530
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		105,000	103,089
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28		25,000	24,758
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		55,000	51,700
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25 ###		25,000	26,250
			3,045,900
Energy (3.6%)
Aker BP ASA 144A sr. unsec. notes 6.00%, 7/1/22 (Norway)		150,000	135,000
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)		189,000	167,236
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)		150,000	112,153
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21		182,000	132,405
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22		72,000	37,440
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26		145,000	111,650
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22		118,000	69,030

Master Intermediate Income Trust 37

	Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.	amount	Value
Energy cont.
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	$53,000	$795
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	48,000	40,206
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	440,000	390,768
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	66,000	42,900
Denbury Resources, Inc. 144A company guaranty notes
9.25%, 3/31/22	12,000	2,880
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	275,000	80,438
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	152,000	112,069
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	226,000	153,680
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	267,000	188,519
Hess Midstream Operations LP 144A sr. unsec. notes
5.125%, 6/15/28	102,000	71,686
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	55,000	46,063
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	71,000	46,860
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	13,000	5,996
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	196,000	123,970
MEG Energy Corp. 144A sr. unsec. notes 7.125%, 2/1/27 (Canada)	87,000	42,988
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	179,000	39,380
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	140,000	44,800
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	55,000	18,700
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	96,000	65,360
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	55,000	13,756
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	56,000	5,040
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	55,000	10,863
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	96,000	15,360
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%,
5/3/22 (Indonesia)	925,000	924,998
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	198,992
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	879,000	900,782
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	222,000	219,780
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	169,000	160,973

38 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.	amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	$409,000	$384,460
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	399,000	23,940
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	824,000	57,680
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
6.50%, 1/23/29 (Mexico)	432,000	310,818
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5.95%, 1/28/31 (Mexico)	1,420,000	984,798
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	51,000	16,830
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	85,000	77,404
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	175,000	162,043
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	136,000	39,585
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	67,000	22,110
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	49,000	14,700
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	96,000	40,620
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	186,000	96,720
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	35,000	28,175
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	185,000	157,713
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	44,000	35,467
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	35,000	27,034
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	68,470	55,461
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	88,000	71,280
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	54,000	4,995
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	35,000	29,400
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	27,000	19,845
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	101,000	57,570
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	45,000	24,435
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	99,000	54,450
		7,531,049
Financials (2.9%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	105,000	88,200
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	85,000	79,594
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	899,000	879,402
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)	200,000	204,307
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	75,000	80,746
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	94,000	89,770
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	242,000	235,950

Master Intermediate Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.		amount	Value
Financials cont.
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		$34,000	$32,980
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		100,000	97,028
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		304,000	316,350
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)		200,000	209,086
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.625%, 3/15/26		55,000	52,234
Credit Acceptance Corp. 144A sr. unsec. notes 5.125%, 12/31/24		55,000	50,050
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		100,000	84,000
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)		75,000	81,296
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		53,000	42,696
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		115,000	106,375
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		79,000	70,026
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)		115,000	107,203
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		95,000	91,675
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26		104,000	98,280
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27		70,000	64,663
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24 ###		65,000	59,781
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22		15,000	13,500
Intesa Sanpaolo SpA 144A unsec. sub. notes 5.017%, 6/26/24 (Italy)		200,000	204,500
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		156,000	131,040
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		158,000	129,939
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R		55,000	50,738
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		115,000	90,850
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		230,000	220,800
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		50,000	42,500
Miller Homes Group Holdings PLC company guaranty sr. notes
Ser. REGS, 5.50%, 10/15/24 (United Kingdom)	GBP	100,000	109,564
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26		$125,000	113,438
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23		100,000	97,750
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27		60,000	51,000
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		135,000	113,400
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRN 4.269%,
3/22/25 (United Kingdom)		570,000	593,728

40 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.		amount	Value
Financials cont.
Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)		$100,000	$102,411
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26		60,000	59,400
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25		269,000	270,915
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29		120,000	109,800
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		150,000	132,000
Stearns Holdings, LLC/Stearns Co-Issuer, Inc. 144A notes
5.00%, 11/5/24		2,447	1,603
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28		55,000	49,110
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23		83,000	62,458
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		200,000	198,500
			6,170,636
Health care (2.6%)
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		150,000	156,750
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	100,000	105,273
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$220,000	222,266
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. bonds
5.25%, 1/30/30		45,000	42,550
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		105,000	108,969
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		55,000	56,452
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		160,000	157,600
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 1/30/28		45,000	42,602
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		160,000	162,998
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22		125,000	126,250
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		130,000	130,650
Centene Corp. 144A sr. unsec. bonds 4.625%, 12/15/29		250,000	251,250
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26		45,000	45,900
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25		75,000	75,375
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		60,000	61,807
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		401,000	380,699
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		105,000	78,750
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26		305,000	289,750
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.65%, 8/28/28		130,000	137,066
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		363,000	380,703

Master Intermediate Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.	amount	Value
Health care cont.
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	$245,000	$252,350
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	55,000	49,897
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	105,000	104,738
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	120,000	117,000
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	30,000	29,250
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	155,000	158,100
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	45,000	45,000
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	498,000	506,715
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	240,000	229,200
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	55,000	53,625
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	235,000	223,838
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	339,000	322,898
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	190,500
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	200,000	196,498
		5,493,269
Technology (1.0%)
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	70,000	69,895
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	105,000	106,260
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	570,000	588,287
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	221,000	228,183
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	55,000	57,200
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	71,000	57,821
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	365,000	265,538
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	95,000	99,299
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	263,000	274,178
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	85,000	77,780
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	279,000	234,360
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	94,000	95,410
		2,154,211
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	229,000	223,275
		223,275

42 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (25.2%)* cont.		amount	Value
Utilities and power (1.1%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25		$665,000	$648,375
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27		60,000	60,149
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23		60,000	57,900
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23		60,000	58,800
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26		29,000	23,771
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28		45,000	36,900
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26		86,000	81,700
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28		170,000	164,773
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26		94,000	98,465
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27		27,000	28,080
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28		145,000	147,900
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29		145,000	146,701
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24		170,000	168,025
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29		117,000	120,510
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F		90,000	135
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26		78,000	81,023
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27		75,000	76,125
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29		50,000	44,331
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24		30,000	28,195
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27		68,000	70,125
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26		168,000	173,040
			2,315,023
Total corporate bonds and notes (cost $59,328,304)			$53,156,738

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (9.9%)*		amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		$2,125,000	$2,234,191
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		400,000	101,600
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina)		75,000	18,900
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 33.929%, 5/31/22 (Argentina)	ARS	7,745,000	65,031
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$2,140,000	543,560
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		341,333	101,404
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		1,635,000	416,108
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)		1,460,000	576,700
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		547,000	354,872

Master Intermediate Income Trust 43

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (9.9%)* cont.		amount	Value
Dominican (Republic of) sr. unsec. unsub. notes 7.50%, 5/6/21
(Dominican Republic)		$113,333	$113,333
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		235,000	244,400
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		661,000	647,780
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)		330,000	310,203
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)		134,000	124,620
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%,
1/27/25 (Dominican Republic)		380,000	357,200
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30
(Dominican Republic)		260,000	226,200
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		725,000	681,500
Ecuador (Republic of) 144A sr. unsec. notes 9.50%,
3/27/30 (Ecuador)		646,000	188,724
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%,
3/1/29 (Egypt)		1,400,000	1,239,970
Egypt (Arab Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
6/11/25 (Egypt)		600,000	536,280
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
1/18/27 (El Salvador)		378,000	330,750
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		300,000	263,250
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%,
2/14/30 (Indonesia)		379,000	367,618
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		1,020,000	1,064,594
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%,
1/15/25 (Indonesia)		360,000	368,544
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	211,497
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		650,000	674,385
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		560,000	559,306
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	1,345,000	1,265,310
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
3/3/28 (Ivory Coast)		$375,000	344,059
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		1,300,000	1,174,875
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%,
8/1/29 (Oman)		499,000	357,404
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.25%,
7/30/24 (Senegal)	EUR	2,670,000	2,509,800
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25
(South Africa)		$670,000	642,698
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		360,000	314,095

44 Master Intermediate Income Trust

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (9.9%)* cont.	amount	Value
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)	$1,209,000	$1,136,460
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	798,000	79,800
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	371,000	37,100
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	1,292,000	129,200
Total foreign government and agency bonds and notes (cost $28,432,907)		$20,913,321

PURCHASED SWAP OPTIONS OUTSTANDING (5.3%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(1.465)/3 month USD-LIBOR-BBA/Apr-50	Apr-20/1.465		$2,590,100	$181
Citibank, N.A.
1.629/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629		7,362,900	407,316
1.996/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996		7,362,900	388,614
1.316/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316		37,998,200	381,122
(1.996)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996		7,362,900	21,279
(1.629)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629		7,362,900	4,712
(1.316)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316		37,998,200	38
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		3,156,500	622,714
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		3,156,500	52,272
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983		5,508,200	35,638
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	575,269
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	565,698
(1.042)/3 month USD-LIBOR-BBA/Sep-50	Sep-20/1.042		7,158,300	368,581
1.101/3 month USD-LIBOR-BBA/Mar-31	Mar-21/1.101		7,275,100	356,844
1.33/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.33		29,451,700	300,407
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	54,475
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	52,986
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,150,300	1,516,932
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		3,150,300	1,509,466
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		3,150,300	1,345,934
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		5,944,600	1,179,171
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		3,902,100	356,184
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		3,902,100	111,171
(0.01)/6 month EUR-EURIBOR-Reuters/Apr-30	Apr-20/0.01	EUR	2,941,500	26,148
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		$2,360,700	5,571
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		5,944,600	2,735
(1.719)/3 month USD-LIBOR-BBA/Apr-50	Apr-20/1.719		1,405,400	675
Toronto-Dominion Bank
(1.04)/3 month USD-LIBOR-BBA/Mar-55 (Canada)	Mar-25/1.04		588,000	78,710
(1.12625)/3 month USD-LIBOR-BBA/Apr-30 (Canada)	Apr-20/1.12625		6,840,100	6,635

Master Intermediate Income Trust 45

PURCHASED SWAP OPTIONS OUTSTANDING (5.3%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
UBS AG
1.5025/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		$39,518,100	$470,264
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	5,920,000	153,566
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	5,920,000	149,779
(0.895)/3 month USD-LIBOR-BBA/Apr-30	Apr-20/0.895		$2,843,000	8,557
(1.5025)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		39,518,100	40
Total purchased swap options outstanding (cost $5,388,388)				$11,109,684

PURCHASED OPTIONS	Expiration
OUTSTANDING (1.6%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
USD/JPY (Put)	Jun-20/JPY 108.00	$3,805,875		$3,805,875	$92,574
USD/JPY (Put)	Apr-20/JPY 106.00	3,805,875		3,805,875	28,103
Barclays Bank PLC
GBP/USD (Call)	Apr-20/1.34	3,957,206	GBP	3,185,900	4
Citibank, N.A.
USD/CHF (Put)	Jun-20/CHF 0.91	4,160,850		$4,160,850	12,953
USD/JPY (Put)	Jun-20/JPY 108.00	3,805,875		3,805,875	92,574
Goldman Sachs International
EUR/NOK (Put)	Apr-20/NOK 9.60	6,255,539	EUR	5,671,900	6
USD/CHF (Put)	Jun-20/CHF 0.94	4,160,850		$4,160,850	30,158
USD/JPY (Put)	Jun-20/JPY 108.00	3,805,875		3,805,875	92,574
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	May-20/$102.81	75,000,000		75,000,000	539,325
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Apr-20/103.00	74,000,000		74,000,000	1,352,350
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Apr-20/102.94	15,000,000		15,000,000	283,500
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Call)	Apr-20/103.13	30,000,000		30,000,000	782,550
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Put)	Apr-20/104.03	9,000,000		9,000,000	9
UBS AG
GBP/USD (Call)	Apr-20/1.34	3,957,206	GBP	3,185,900	166
Total purchased options outstanding (cost $1,093,516)					$3,306,846

	Principal
CONVERTIBLE BONDS AND NOTES (3.5%)*	amount	Value
Capital goods (0.1%)
Fortive Corp. cv. company guaranty sr. unsec. notes
0.875%, 2/15/22	$150,000	$139,031
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22	98,000	89,744
		228,775

46 Master Intermediate Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (3.5%)* cont.	amount	Value
Communication services (0.3%)
8x8, Inc. cv. sr. unsec. notes 0.50%, 2/1/24	$86,000	$74,907
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	113,000	91,739
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46	134,000	168,675
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	38,000	35,910
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.75%, 12/1/49	168,000	143,328
Vonage Holdings Corp. 144A cv. sr. unsec. notes 1.75%, 6/1/24	90,000	72,611
		587,170
Consumer cyclicals (0.4%)
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23	97,000	126,516
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	21,000	16,354
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23	64,000	60,397
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	190,000	180,580
Marriott Vacations Worldwide Corp. cv. sr. unsec. notes
1.50%, 9/15/22	116,000	90,625
Priceline Group, Inc. (The) cv. sr. unsec. bonds 0.90%, 9/15/21	135,000	134,582
RH 144A cv. sr. unsec. notes zero %, 9/15/24	123,000	89,747
Square, Inc. 144A cv. sr. unsec. notes 0.125%, 3/1/25	66,000	57,038
Winnebago Industries, Inc. 144A cv. sr. unsec. notes 1.50%, 4/1/25	57,000	42,714
		798,553
Consumer staples (0.3%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.125%, 3/15/25	71,000	67,131
Etsy, Inc. 144A cv. sr. unsec. notes 0.125%, 10/1/26	161,000	132,525
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 6/15/26	219,000	201,496
Wayfair, Inc. cv. sr. unsec. notes 1.125%, 11/1/24	103,000	70,416
Zillow Group, Inc. 144A cv. sr. unsec. sub. notes 1.375%, 9/1/26	158,000	161,230
		632,798
Energy (—%)
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $24,845) (Cayman Islands)	35,887	7,177
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	35,000	5,277
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes
0.50%, 1/30/23	96,000	33,366
		45,820
Financials (0.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R	79,000	62,015
Encore Capital Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 3.25%, 3/15/22	82,000	72,032
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R	77,000	82,023
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23	116,000	108,170
Redfin Corp. cv. sr. unsec. notes 1.75%, 7/15/23	50,000	45,246
		369,486
Health care (0.4%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24	99,000	103,745
CONMED Corp. cv. sr. unsec. notes 2.625%, 2/1/24	63,000	58,317

Master Intermediate Income Trust 47

	Principal
CONVERTIBLE BONDS AND NOTES (3.5%)* cont.	amount	Value
Health care cont.
DexCom, Inc. cv. sr. unsec. unsub. notes 0.75%, 12/1/23	$43,000	$74,720
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27	267,000	224,340
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23	40,000	38,282
Insulet Corp. 144A cv. sr. unsec. notes 0.375%, 9/1/26	23,000	23,238
Integra LifeSciences Holdings Corp. 144A cv. sr. unsec. notes
0.50%, 8/15/25	50,000	44,179
Ironwood Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
1.50%, 6/15/26	56,000	56,314
Ironwood Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.75%, 6/15/24	52,000	52,910
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24 (Ireland)	98,000	85,674
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	41,000	52,339
Pacira Pharmaceuticals, Inc./Delaware cv. sr. unsec. sub. notes
2.375%, 4/1/22	70,000	67,460
Tabula Rasa HealthCare, Inc. 144A cv. sr. unsec. sub. notes
1.75%, 2/15/26	70,000	68,469
		949,987
Technology (1.7%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	193,000	215,393
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.375%, 9/1/27	111,000	110,551
Blackline, Inc. 144A cv. sr. unsec. notes 0.125%, 8/1/24	93,000	90,994
Cree, Inc. cv. sr. unsec. notes 0.875%, 9/1/23	99,000	90,327
CyberArk Software, Ltd. 144A cv. sr. unsec. notes zero %,
11/15/24 (Israel)	75,000	64,978
DocuSign, Inc. cv. sr. unsec. notes 0.50%, 9/15/23	85,000	119,397
Envestnet, Inc. cv. sr. unsec. notes 1.75%, 6/1/23	102,000	104,248
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	64,000	61,663
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21	48,000	70,021
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	75,000	68,438
LivePerson, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/24	48,000	44,000
Lumentum Holdings, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/26	219,000	222,833
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	61,000	62,830
New Relic, Inc. cv. sr. unsec. notes 0.50%, 5/1/23	69,000	58,072
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	198,000	213,204
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	102,000	101,309
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.75%, 7/1/23	268,000	258,672
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	50,000	43,695
Pluralsight, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/24	74,000	54,501
Proofpoint, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 8/15/24	123,000	115,466
Q2 Holdings, Inc. 144A cv. sr. unsec. unsub. notes 0.75%, 6/1/26	83,000	73,940
RingCentral, Inc. 144A cv. sr. unsec. notes zero %, 3/1/25	132,000	122,285
SailPoint Technologies Holding, Inc. 144A cv. sr. unsec. notes
0.125%, 9/15/24	59,000	50,298
Silicon Laboratories, Inc. cv. sr. unsec. notes 1.375%, 3/1/22	47,000	51,999
Snap, Inc. 144A cv. sr. unsec. notes 0.75%, 8/1/26	187,000	164,285
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25	312,000	344,760

48 Master Intermediate Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (3.5%)* cont.	amount	Value
Technology cont.
Twilio, Inc. cv. sr. unsec. notes 0.25%, 6/1/23 (acquired 12/20/19,
cost $51,661)	$33,000	$46,044
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	151,000	142,704
Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21	88,000	84,846
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	48,000	50,607
Wix.com, Ltd. cv. sr. unsec. notes zero %, 7/1/23 (Israel)	65,000	64,124
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22	77,000	85,278
Zendesk, Inc. cv. sr. unsec. notes 0.25%, 3/15/23	63,000	74,428
Zynga, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/24	96,000	98,451
		3,624,641
Transportation (—%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24	78,000	65,910
		65,910
Utilities and power (0.1%)
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48	125,000	119,063
		119,063
Total convertible bonds and notes (cost $8,452,783)		$7,422,203

	Principal
SENIOR LOANS (3.0%)*c	amount	Value
Basic materials (0.3%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 4.45%, 1/31/24	$128,523	$116,956
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 4.777%, 9/6/24	30,663	22,998
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 3.95%, 3/1/26	106,994	94,958
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 4.561%, 4/12/25	54,583	46,942
PQ Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 2.25%),
3.627%, 2/7/27	35,839	31,807
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.612%, 6/26/25	144,823	113,686
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26 ###	58,000	38,280
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (1 Month
US LIBOR + 3.00%), 4.629%, 10/1/25	116,049	104,444
		570,071
Capital goods (0.8%)
Berry Global, Inc. bank term loan FRN Ser. Y, (BBA LIBOR USD
3 Month + 2.00%), 3.899%, 7/1/26	198,500	185,201
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.084%, 4/3/24	354,963	288,407
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 3.75%, 3/31/24	79,734	70,564
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 3.991%, 5/31/25	309,119	298,686
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.463%, 2/5/23	139,935	132,064

Master Intermediate Income Trust 49

	Principal
SENIOR LOANS (3.0%)*c cont.	amount	Value
Capital goods cont.
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.515%, 4/12/26	$178,650	$140,910
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.45%, 3/28/25	222,455	185,750
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	410,000	366,950
		1,668,532
Communication services (0.4%)
Asurion, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD 3 Month
+ 3.00%), 3.989%, 11/3/24	151,558	140,444
Front Range BidCo, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	65,000	60,125
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3,
(BBA LIBOR USD 3 Month + 3.75%), 5.682%, 11/27/23	275,000	250,938
Sprint Communications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 4.00%, 2/3/24	381,476	375,436
		826,943
Consumer cyclicals (1.0%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 4.489%, 8/21/26	84,575	75,483
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.719%, 5/5/24	172,596	142,392
Diamond Sports Group, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.18%, 8/24/26	99,500	76,615
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 6.69%, 10/23/26	82,448	77,501
Golden Nugget, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 2.50%), 4.081%, 10/4/23	85,764	66,038
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD
3 Month + 2.50%), 4.015%, 11/2/25	81,122	77,066
iHeartCommunications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 4.66%, 4/29/26	49,875	42,070
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 10.25%, 5/21/24	196,985	24,623
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.00%, 10/16/23	76,811	28,996
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 4.28%, 11/6/24	439,723	378,162
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 3.735%, 9/19/26	139,291	129,366
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.00%, 3/11/22	92,294	88,487
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 4.239%, 10/1/25	322,913	308,920
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	100,000	55,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 2/28/25	228,891	137,335
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.246%, 8/14/24	64,506	51,766

50 Master Intermediate Income Trust

	Principal
SENIOR LOANS (3.0%)*c cont.	amount	Value
Consumer cyclicals cont.
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 8.45%, 11/28/22	$100,007	$75,006
Terrier Media Buyer, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 5.99%, 12/17/26	99,750	85,037
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.00%, 7/24/24	107,903	93,875
		2,013,738
Consumer staples (0.4%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 7/12/24	271,495	240,273
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.085%, 6/21/24	393,585	314,868
CEC Entertainment, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 6.50%), 7.572%, 8/30/26	273,625	145,021
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.41%, 2/5/25	98,990	76,222
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.113%, 9/7/23	92,091	34,995
		811,379
Energy (—%)
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.363%, 12/31/22	43,000	11,610
Lower Cadence Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 4.989%, 5/22/26	74,280	45,063
		56,673
Financials (—%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.927%, 4/25/25	44,888	41,297
		41,297
Health care (—%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.932%, 4/28/22	48,256	43,833
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 1.75%), 3.404%, 2/4/27 ###	65,000	61,588
		105,421
Technology (0.1%)
Kronos, Inc./MA bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/1/23	49,857	45,588
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 3.459%, 7/2/25	166,373	127,553
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/3/23	63,094	56,469
		229,610
Transportation (—%)
Genesee & Wyoming, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 3.774%, 11/5/26	65,000	61,994
		61,994
Total senior loans (cost $7,750,348)		$6,385,658

Master Intermediate Income Trust 51

	Principal
ASSET-BACKED SECURITIES (2.4%)*	amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
1.797%, 11/25/51	$136,000	$136,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
1.747%, 6/25/52	164,000	164,000
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 2.731%, 10/22/20	1,078,000	1,078,079
Station Place Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
1.755%, 3/26/21	569,000	569,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
1.679%, 10/24/20	518,000	518,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 9/24/20	1,222,000	1,222,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 6/24/20	1,244,000	1,244,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
1.597%, 8/25/52	230,667	230,667
Total asset-backed securities (cost $5,161,667)		$5,161,746

COMMON STOCKS (0.0%)*	Shares	Value
Advanz Pharma Corp., Ltd. (Canada) †	985	$3,792
CHC Group, LLC (acquired 3/23/17, cost $10,107) (Cayman Islands) †	697	174
Clear Channel Outdoor Holdings, Inc. †	15,306	9,796
iHeartMedia, Inc. Class A †	6,510	47,588
MWO Holdings, LLC (Units) F	73	—
Nine Point Energy F	648	—
Tervita Corp. (Canada) †	191	471
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	9,820	10,802
Tribune Media Co. Class 1C	40,066	22,036
Total common stocks (cost $602,627)		$94,659

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value
Stearns Holdings, LLC Class B F	11/5/39	$0.01	6,844	$6,844
Total warrants (cost $6,844)				$6,844

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value
Nine Point Energy 6.75% cv. pfd. F			$13	$—
Total convertible preferred stocks (cost $13,000)				$—

	Principal amount/
SHORT-TERM INVESTMENTS (16.3%)*		shares	Value
Putnam Short Term Investment Fund 0.92% L	Shares	5,451,980	$5,451,980
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.32% P	Shares	6,939,000	6,939,000
U.S. Treasury Bills 1.625%, 4/16/20 # §		$71,000	70,998
U.S. Treasury Bills 0.502%, 5/5/20 # ∆ §		2,773,000	2,772,833
U.S. Treasury Bills 0.168%, 7/9/20 # ∆		1,130,000	1,129,762
U.S. Treasury Bills 0.310%, 7/23/20 ∆ §		1,507,000	1,506,616
U.S. Treasury Bills 0.011%, 8/6/20 ∆		1,249,000	1,248,624

52 Master Intermediate Income Trust

	Principal amount/
SHORT-TERM INVESTMENTS (16.3%)* cont.	shares	Value
U.S. Treasury Bills 0.005%, 9/10/20 ∆	1,024,000	$1,023,475
U.S. Treasury Bills zero%, 8/13/20 ∆ § ⦶	1,441,000	1,440,583
U.S. Treasury Bills zero%, 8/20/20 ∆ § ⦶	1,513,000	1,512,481
U.S. Treasury Bills 0.595%, 4/7/20 ∆ §	734,000	733,992
U.S. Treasury Bills 1.628%, 4/9/20 ∆ §	888,000	887,982
U.S. Treasury Bills 0.430%, 4/28/20 ∆ §	1,212,000	1,211,968
U.S. Treasury Bills 1.564%, 5/7/20 ∆ §	993,000	992,937
U.S. Treasury Bills 1.562%, 6/4/20 ∆ §	544,000	543,930
U.S. Treasury Bills 1.651%, 4/2/20 § ⦶	4,155,000	4,155,000
U.S. Treasury Bills 0.478%, 6/11/20 § ⦶	677,000	676,878
U.S. Treasury Bills 1.581%, 6/18/20 §	581,000	580,883
U.S. Treasury Bills 0.164%, 6/25/20 §	226,000	225,965
U.S. Treasury Bills 0.035%, 9/3/20 ⦶	1,063,000	1,062,558
U.S. Treasury Bills 0.066%, 9/24/20 ⦶	330,000	329,848
Total short-term investments (cost $34,491,748)		$34,498,293

TOTAL INVESTMENTS
Total investments (cost $471,850,169)		$451,478,445

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Master Intermediate Income Trust 53

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $211,190,271.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $53,395, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $84,998 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $8,005,574 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

⦶ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $1,884,418 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $5,452,593 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

 ### When-issued security (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $185,398,464 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

54 Master Intermediate Income Trust

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $102,512,183) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/20	$425,494	$476,226	$(50,732)
	Canadian Dollar	Sell	4/15/20	701,813	749,903	48,090
	Chinese Yuan (Offshore)	Buy	5/20/20	12,443	8,275	4,168
	Czech Koruna	Buy	6/17/20	291,578	306,574	(14,996)
	Hong Kong Dollar	Sell	5/20/20	1,059,435	1,056,830	(2,605)
	Japanese Yen	Sell	5/20/20	807,477	796,367	(11,110)
	Mexican Peso	Buy	4/15/20	847,592	1,054,315	(206,723)
	Mexican Peso	Sell	4/15/20	847,592	1,044,758	197,166
	New Taiwan Dollar	Sell	5/20/20	16,092	156	(15,936)
	New Zealand Dollar	Buy	4/15/20	486,244	525,472	(39,228)
	Norwegian Krone	Buy	6/17/20	996,052	1,161,684	(165,632)
	Swedish Krona	Sell	6/17/20	228,027	288,871	60,844
Barclays Bank PLC
	Australian Dollar	Sell	4/15/20	307,202	335,585	28,383
	British Pound	Buy	6/17/20	332,331	295,169	37,162
	Canadian Dollar	Sell	4/15/20	513,123	530,732	17,609
	Euro	Sell	6/17/20	3,383,683	3,381,287	(2,396)
	Hong Kong Dollar	Buy	5/20/20	294,836	294,326	510
	Japanese Yen	Buy	5/20/20	1,374,136	1,483,828	(109,692)
	New Zealand Dollar	Buy	4/15/20	756,154	793,392	(37,238)
	Norwegian Krone	Buy	6/17/20	582,945	483,103	99,842
	Swedish Krona	Sell	6/17/20	907,510	910,913	3,403
	Swiss Franc	Sell	6/17/20	133,887	137,658	3,771
Citibank, N.A.
	Australian Dollar	Buy	4/15/20	245,810	209,235	36,575
	Canadian Dollar	Sell	4/15/20	84,289	117,978	33,689
	Euro	Sell	6/17/20	318,116	291,345	(26,771)
	Japanese Yen	Buy	5/20/20	296,203	286,578	9,625
	Mexican Peso	Buy	4/15/20	423,796	526,649	(102,853)
	Mexican Peso	Sell	4/15/20	423,796	521,865	98,069
	New Zealand Dollar	Sell	4/15/20	721,610	791,951	70,341
	Norwegian Krone	Sell	6/17/20	289,981	255,862	(34,119)
	Swedish Krona	Buy	6/17/20	1,002,700	962,895	39,805
	Swiss Franc	Sell	6/17/20	687,160	681,904	(5,256)
Credit Suisse International
	Australian Dollar	Buy	4/15/20	675,791	703,699	(27,908)
	Australian Dollar	Sell	7/15/20	244,888	262,031	17,143
	British Pound	Buy	6/17/20	230,219	213,092	17,127

Master Intermediate Income Trust 55

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $102,512,183) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International cont.
	Canadian Dollar	Sell	7/15/20	$438,404	$436,922	$(1,482)
	Euro	Sell	6/17/20	315,350	314,069	(1,281)
	New Zealand Dollar	Buy	4/15/20	435,949	423,959	11,990
	Norwegian Krone	Sell	6/17/20	994,753	896,488	(98,265)
	Swedish Krona	Buy	6/17/20	422,406	405,563	16,843
Goldman Sachs International
	Australian Dollar	Buy	4/15/20	1,327,537	1,284,143	43,394
	British Pound	Buy	6/17/20	674,862	656,229	18,633
	Canadian Dollar	Buy	4/15/20	2,288,373	2,273,729	14,644
	Chinese Yuan (Offshore)	Buy	5/20/20	12,457	8,719	3,738
	Euro	Sell	6/17/20	708,349	698,769	(9,580)
	Japanese Yen	Sell	5/20/20	702,767	683,140	(19,627)
	New Taiwan Dollar	Buy	5/20/20	1,045,044	1,059,472	(14,428)
	New Taiwan Dollar	Sell	5/20/20	1,045,044	1,043,070	(1,974)
	New Zealand Dollar	Sell	4/15/20	454,145	541,138	86,993
	Norwegian Krone	Buy	6/17/20	1,115,339	1,429,886	(314,547)
	Russian Ruble	Buy	6/17/20	864,227	1,067,561	(203,334)
	Russian Ruble	Sell	6/17/20	864,227	1,036,946	172,719
	Swedish Krona	Buy	6/17/20	1,181,506	1,102,588	78,918
	Swiss Franc	Buy	6/17/20	1,029,280	1,052,077	(22,797)
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/15/20	550,244	591,196	40,952
	Australian Dollar	Buy	7/15/20	439,700	438,148	1,552
	British Pound	Buy	6/17/20	361,311	356,452	4,859
	Canadian Dollar	Buy	4/15/20	262,816	197,864	64,952
	Canadian Dollar	Sell	7/15/20	438,475	437,085	(1,390)
	Euro	Buy	6/17/20	1,034,097	1,064,926	(30,829)
	Hong Kong Dollar	Sell	5/20/20	1,070,719	1,066,887	(3,832)
	Japanese Yen	Sell	5/20/20	114,117	90,312	(23,805)
	New Zealand Dollar	Buy	4/15/20	268,896	242,225	26,671
	New Zealand Dollar	Sell	7/15/20	866,917	871,819	4,902
	Norwegian Krone	Sell	6/17/20	157,542	75,341	(82,201)
	Swedish Krona	Sell	6/17/20	1,859,218	1,928,377	69,159
	Swiss Franc	Sell	6/17/20	83,001	83,267	266
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/20	23,806	77,397	(53,591)
	British Pound	Buy	6/17/20	520,636	469,529	51,107
	Canadian Dollar	Sell	4/15/20	493,437	528,911	35,474
	Euro	Buy	6/17/20	7,371,299	7,485,914	(114,615)
	Japanese Yen	Buy	5/20/20	296,203	286,555	9,648
	Japanese Yen	Sell	5/20/20	648,647	630,136	(18,511)
	New Zealand Dollar	Buy	4/15/20	1,442,802	1,517,663	(74,861)
	New Zealand Dollar	Sell	4/15/20	1,431,526	1,532,140	100,614
	Norwegian Krone	Sell	6/17/20	574,257	338,967	(235,290)

56 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $102,512,183) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A. cont.
	Singapore Dollar	Buy	5/20/20	$2,024,249	$2,071,135	$(46,886)
	Singapore Dollar	Sell	5/20/20	2,013,265	2,096,413	83,148
	Swedish Krona	Sell	6/17/20	340,136	393,487	53,351
	Swiss Franc	Buy	6/17/20	1,010,302	1,047,856	(37,554)
	Swiss Franc	Sell	6/17/20	1,016,246	1,025,830	9,584
NatWest Markets PLC
	Australian Dollar	Buy	4/15/20	526,500	545,363	(18,863)
	Canadian Dollar	Buy	4/15/20	368,923	338,261	30,662
	Euro	Sell	6/17/20	729,144	715,947	(13,197)
	New Zealand Dollar	Buy	4/15/20	570,785	607,981	(37,196)
	Norwegian Krone	Buy	6/17/20	152,750	254,404	(101,654)
	Swedish Krona	Sell	6/17/20	31,379	62,224	30,845
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/20	2,699,795	2,880,328	180,533
	British Pound	Sell	6/17/20	649,986	700,084	50,098
	Canadian Dollar	Sell	4/15/20	5,694,390	6,094,764	400,374
	Euro	Sell	6/17/20	2,858,947	2,863,988	5,041
	Hong Kong Dollar	Sell	5/20/20	2,118,895	2,113,423	(5,472)
	Japanese Yen	Sell	5/20/20	3,392,662	3,355,902	(36,760)
	New Zealand Dollar	Buy	4/15/20	814,504	922,294	(107,790)
	Norwegian Krone	Buy	6/17/20	1,569,193	1,740,163	(170,970)
	Swedish Krona	Sell	6/17/20	2,900,921	3,072,085	171,164
	Swiss Franc	Sell	6/17/20	137,223	135,100	(2,123)
Toronto-Dominion Bank
	Australian Dollar	Buy	4/15/20	227,172	215,848	11,324
	British Pound	Buy	6/17/20	346,510	327,746	18,764
	Canadian Dollar	Sell	4/15/20	388,822	444,529	55,707
	Euro	Sell	6/17/20	485,027	470,320	(14,707)
	Hong Kong Dollar	Sell	5/20/20	529,704	528,246	(1,458)
	New Zealand Dollar	Buy	4/15/20	215,379	217,430	(2,051)
	Norwegian Krone	Sell	6/17/20	227,817	213,605	(14,212)
	Swedish Krona	Buy	6/17/20	130,923	83,990	46,933
UBS AG
	Australian Dollar	Sell	4/15/20	540,032	709,858	169,826
	British Pound	Sell	6/17/20	201,240	209,143	7,903
	Canadian Dollar	Sell	4/15/20	82,157	114,757	32,600
	Euro	Buy	6/17/20	987,198	1,019,224	(32,026)
	Hong Kong Dollar	Sell	5/20/20	718,764	716,558	(2,206)
	Japanese Yen	Sell	5/20/20	129,414	127,850	(1,564)
	Mexican Peso	Buy	4/15/20	423,792	528,490	(104,698)
	Mexican Peso	Sell	4/15/20	423,792	521,560	97,768
	New Zealand Dollar	Buy	4/15/20	1,186,853	1,293,492	(106,639)
	Swedish Krona	Sell	6/17/20	858,027	877,986	19,959

Master Intermediate Income Trust 57

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $102,512,183) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	Australian Dollar	Buy	4/15/20	$227,418	$212,819	$14,599
	British Pound	Sell	6/17/20	504,840	524,654	19,814
	Canadian Dollar	Sell	4/15/20	219,037	217,613	(1,424)
	Euro	Buy	6/17/20	422,974	422,045	929
	Japanese Yen	Sell	5/20/20	296,094	286,455	(9,639)
	New Zealand Dollar	Buy	4/15/20	484,275	524,846	(40,571)
Unrealized appreciation						3,192,276
Unrealized (depreciation)						(3,089,095)
Total						$103,181

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Schatz 2 yr (Short)	37	$4,578,171	$4,578,169	Jun-20	$8,904
U.S. Treasury Bond Ultra 30 yr (Long)	9	1,996,875	1,996,875	Jun-20	171,574
U.S. Treasury Note 2 yr (Short)	482	106,224,515	106,224,515	Jun-20	25,275
U.S. Treasury Note 5 yr (Short)	78	9,778,031	9,778,031	Jun-20	(297,621)
Unrealized appreciation					205,753
Unrealized (depreciation)					(297,621)
Total					$(91,868)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/20 (premiums $7,025,587) (Unaudited)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
1.17/3 month USD-LIBOR-BBA/Apr-25	Apr-20/1.17		$13,370,000	$13
Citibank, N.A.
1.805/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		7,362,900	20,984
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		3,799,800	146,862
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		3,799,800	437,737
(1.805)/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		7,362,900	787,462
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		22,032,800	18,067
1.722/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	2,049,600	83,070
(1.722)/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	2,049,600	327,620
JPMorgan Chase Bank N.A.
1.333/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		$4,270,500	4,698
(1.333)/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		4,270,500	38,904
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		2,639,000	79,460
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	4,509,200	87,280
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		$2,639,000	87,905

58 Master Intermediate Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/20 (premiums $7,025,587) (Unaudited) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
JPMorgan Chase Bank N.A. cont.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$1,653,100	$89,962
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		1,653,100	91,069
(0.83)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/0.83		29,451,700	155,505
(0.442)/3 month USD-LIBOR-BBA/Sep-50	Sep-20/0.442		7,158,300	180,389
(0.7785)/3 month USD-LIBOR-BBA/Mar-31	Mar-21/0.7785		14,550,100	428,646
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	4,509,200	736,431
Morgan Stanley & Co. International PLC
1.529/3 month USD-LIBOR-BBA/Apr-30	Apr-20/1.529		$3,595,100	431
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664		9,442,600	1,322
0.4285/6 month EUR-EURIBOR-Reuters/Apr-50	Apr-20/0.4285	EUR	1,013,200	12,951
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		$1,621,300	16,862
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		1,621,300	17,315
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		3,902,100	72,774
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		1,621,300	319,380
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		3,902,100	320,284
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		1,621,300	324,795
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		3,150,300	1,267,523
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		3,150,300	1,485,935
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		3,150,300	1,495,636
Toronto-Dominion Bank
0.92/3 month USD-LIBOR-BBA/Apr-22	Apr-20/0.92		32,832,300	33
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		241,000	42,375
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		482,100	57,167
1.05/3 month USD-LIBOR-BBA/Mar-27	Mar-25/1.05		7,756,000	70,347
UBS AG
(0.895)/3 month USD-LIBOR-BBA/Apr-30	Apr-20/0.895		2,843,000	59,305
(0.7275)/3 month USD-LIBOR-BBA/Apr-30	Apr-20/0.7275		7,050,000	70,007
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		4,407,800	122,405
0.385/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	2,960,000	158,365
(0.385)/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	2,960,000	177,234
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		$4,407,800	526,688
Total				$10,421,198

WRITTEN OPTIONS OUTSTANDING at 3/31/20 (premiums $843,600) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/JPY (Put)	Apr-20/JPY 103.00	$3,805,875	$3,805,875	$11,003
USD/JPY (Put)	Jun-20/JPY 105.00	3,805,875	3,805,875	55,672
Citibank, N.A.
USD/JPY (Put)	Jun-20/JPY 105.00	3,805,875	3,805,875	55,672
Goldman Sachs International
USD/CHF (Put)	Jun-20/CHF 0.91	8,321,750	8,321,750	25,906
USD/JPY (Put)	Jun-20/JPY 105.00	3,805,875	3,805,875	55,672

Master Intermediate Income Trust 59

WRITTEN OPTIONS OUTSTANDING at 3/31/20 (premiums $843,600) (Unaudited) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	May-20/$102.81	$75,000,000	$75,000,000	$94,875
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Apr-20/103.00	74,000,000	74,000,000	74
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Apr-20/102.94	15,000,000	15,000,000	15
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Call)	Apr-20/104.03	9,000,000	9,000,000	153,225
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Put)	Apr-20/103.13	30,000,000	30,000,000	30
Total				$452,144

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$25,327,500	$(233,646)	$649,144
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	2,141,400	(347,036)	533,047
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,132,450	(258,281)	260,674
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		$2,128,300	(277,211)	59,273
(0.925)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		4,191,700	(300,126)	22,258
(0.85)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		2,134,700	(155,833)	15,925
(0.003)/6 month JPY-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/0.003	JPY	119,698,500	(9,424)	2,894
0.003/6 month JPY-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/0.003	JPY	119,698,500	(9,424)	(345)
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		$1,596,200	(36,113)	(8,795)
0.925/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		4,191,700	(300,126)	(18,192)
0.85/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		2,134,700	(155,833)	(19,298)
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		2,128,300	(277,211)	(44,779)
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,132,450	(258,281)	(60,863)

60 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A. cont.
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	2,141,400	$(173,518)	$(79,001)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		$1,596,200	(750,495)	(126,994)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		25,327,500	(233,646)	(224,402)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	119,084,000	(60,235)	155,360
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	119,084,000	(60,235)	(58,941)
Citibank, N.A.
1.765/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		$23,744,500	(318,176)	1,189,837
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		934,000	(120,253)	259,783
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		934,000	(120,253)	(100,508)
(1.765)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		23,744,500	(318,176)	(318,176)
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		17,729,300	162,223	122,687
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		17,729,300	162,223	(126,410)
Goldman Sachs International
1.755/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		23,744,500	(319,364)	1,176,777
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		1,382,700	(126,794)	250,849
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		739,600	(93,375)	169,036
(2.13)/3 month USD-LIBOR-BBA/
Dec-30 (Purchased)	Dec-20/2.13		3,771,900	(53,278)	(49,223)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		739,600	(93,375)	(73,309)
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		1,382,700	(206,714)	(111,916)
(1.755)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		23,744,500	(319,364)	(319,126)
0.555/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	3,493,100	263,750	4,315
(0.445)/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.445	EUR	1,746,500	136,699	1,445
0.445/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.445	EUR	1,746,500	136,699	(6,010)
(0.555)/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	3,493,100	263,750	(24,810)

Master Intermediate Income Trust 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		$11,760,300	$(1,670,315)	$1,831,902
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		3,698,000	(516,333)	1,422,769
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		1,589,500	(183,587)	349,722
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,230,800	(157,399)	332,141
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		$934,000	(144,396)	276,847
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		1,556,600	(89,971)	162,307
1.692/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	1,387,400	(43,285)	22,726
1.445/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	1,940,600	(72,744)	15,613
(1.692)/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	1,387,400	(43,285)	(12,886)
(3.162)/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		$11,760,300	(14,348)	(13,407)
(1.445)/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	1,940,600	(72,744)	(15,124)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		$934,000	(100,218)	(84,536)
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		1,589,500	(183,587)	(105,257)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,230,800	(157,399)	(116,048)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		$1,556,600	(161,886)	(116,371)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		3,698,000	(516,333)	(490,873)
3.229/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		11,760,300	129,010	83,145
2.975/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		11,760,300	1,176	1,176
(2.975)/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		11,760,300	453,712	(456,770)
(3.229)/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		11,760,300	1,334,794	(1,313,743)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		1,191,600	(135,962)	616,021
1.5775/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		18,278,700	(100,716)	353,876
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		934,000	(100,498)	244,736

62 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Morgan Stanley & Co. International PLC cont.
2.764/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764		$5,944,600	$(1,160,277)	$15,694
(2.764)/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764		5,944,600	(9,745)	(7,252)
(1.5775)/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		18,278,700	(100,716)	(100,716)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		934,000	(143,089)	(118,945)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		1,191,600	(135,962)	(125,201)
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		8,236,000	433,625	330,511
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		8,236,000	433,625	(806,223)
UBS AG
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		3,902,100	(107,035)	249,149
1.175/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	1,981,900	(180,164)	75,526
0.762/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	848,500	(78,254)	(1,939)
(0.762)/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	848,500	(78,254)	(8,558)
(1.175)/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	1,981,900	(180,164)	(38,698)
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		$3,902,100	(285,341)	(173,800)
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		8,291,900	246,318	212,521
1.01/6 month EUR-EURIBOR-Reuters/
Jan-40 (Written)	Jan-30/1.01	EUR	2,378,300	167,582	40,473
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	789,300	63,277	5,058
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	789,300	63,277	9
(1.01)/6 month EUR-EURIBOR-
Reuters/Jan-40 (Written)	Jan-30/1.01	EUR	2,378,300	167,582	(101,826)
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		$8,291,900	66,286	(257,215)
Unrealized appreciation					11,515,226
Unrealized (depreciation)					(6,236,486)
Total					$5,278,740

Master Intermediate Income Trust 63

TBA SALE COMMITMENTS OUTSTANDING at 3/31/20 (proceeds receivable $123,333,594) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 3.50%, 4/1/50	$1,000,000	4/21/20	$1,054,453
Uniform Mortgage-Backed Securities, 3.50%, 4/1/50	30,000,000	4/15/20	31,715,625
Uniform Mortgage-Backed Securities, 3.00%, 4/1/50	15,000,000	4/15/20	15,721,875
Uniform Mortgage-Backed Securities, 2.50%, 4/1/50	75,000,000	4/15/20	77,683,590
Total			$126,175,543

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,976,000	$1,253,203	$(67)	11/8/48	3 month USD-	3.312% —	$1,274,277
				LIBOR-BBA —	Semiannually
				Quarterly
11,760,300	2,423,798	(167)	1/3/29	3.065% —	3 month USD-	(2,456,591)
				Semiannually	LIBOR-BBA —
					Quarterly
6,491,700	1,367,223	(92)	3/4/29	3 month USD-	3.073% —	1,375,763
				LIBOR-BBA —	Semiannually
				Quarterly
9,408,200	2,132,538	(207,693)	12/3/29	3 month USD-	3.096% —	2,009,233
				LIBOR-BBA —	Semiannually
				Quarterly
1,011,100	42,478 E	(6)	2/2/24	3 month USD-	2.5725% —	42,473
				LIBOR-BBA —	Semiannually
				Quarterly
2,617,100	107,631 E	(15)	2/2/24	2.528% —	3 month USD-	(107,645)
				Semiannually	LIBOR-BBA —
					Quarterly
1,693,500	295,013	(22)	2/13/29	2.6785% —	3 month USD-	(297,228)
				Semiannually	LIBOR-BBA —
					Quarterly
4,323,400	839,271	88,032	2/20/30	2.7225% —	3 month USD-	(756,301)
				Semiannually	LIBOR-BBA —
					Quarterly
4,323,400	839,475	88,302	3/2/30	2.715% —	3 month USD-	(754,934)
				Semiannually	LIBOR-BBA —
					Quarterly
5,478,300	352,156 E	(1,109)	12/2/23	3 month USD-	2.536% —	351,047
				LIBOR-BBA —	Semiannually
				Quarterly
1,893,900	79,472 E	(324)	2/2/24	3 month USD-	2.57% —	79,148
				LIBOR-BBA —	Semiannually
				Quarterly
527,084	107,296	(7)	3/5/30	3 month USD-	2.806% —	107,837
				LIBOR-BBA —	Semiannually
				Quarterly
1,418,100	269,216	(20)	3/16/30	2.647% —	3 month USD-	(270,334)
				Semiannually	LIBOR-BBA —
					Quarterly

64 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,105,300	$519,471 E	$(38)	3/28/52	2.67% —	3 month USD-	$(519,509)
				Semiannually	LIBOR-BBA —
					Quarterly
3,412,200	125,344 E	(19)	2/2/24	3 month USD-	2.3075% —	125,325
				LIBOR-BBA —	Semiannually
				Quarterly
5,008,800	184,900 E	(28)	2/9/24	3 month USD-	2.32% —	184,872
				LIBOR-BBA —	Semiannually
				Quarterly
1,338,000	657,576 E	(46)	11/29/53	2.793% —	3 month USD-	(657,622)
				Semiannually	LIBOR-BBA —
					Quarterly
902,800	127,026 E	(20)	11/20/39	3 month USD-	2.55% —	127,006
				LIBOR-BBA —	Semiannually
				Quarterly
3,186,100	449,097 E	(45)	12/7/30	2.184% —	3 month USD-	(449,142)
				Semiannually	LIBOR-BBA —
					Quarterly
2,087,500	137,566 E	(23)	6/5/29	3 month USD-	2.2225% —	137,543
				LIBOR-BBA —	Semiannually
				Quarterly
174,600	64,612 E	(6)	6/22/52	2.3075% —	3 month USD-	(64,618)
				Semiannually	LIBOR-BBA —
					Quarterly
3,880,300	513,166 E	(55)	6/22/30	2.0625% —	3 month USD-	(513,221)
				Semiannually	LIBOR-BBA —
					Quarterly
1,011,300	124,218 E	(14)	7/6/30	1.9665% —	3 month USD-	(124,232)
				Semiannually	LIBOR-BBA —
					Quarterly
831,700	294,573 E	(28)	7/5/52	2.25% —	3 month USD-	(294,602)
				Semiannually	LIBOR-BBA —
					Quarterly
6,347,600	160,232 E	(35)	2/7/24	1.733% —	3 month USD-	(160,268)
				Semiannually	LIBOR-BBA —
					Quarterly
911,300	114,247 E	(13)	1/22/31	2.035% —	3 month USD-	(114,260)
				Semiannually	LIBOR-BBA —
					Quarterly
3,107,800	1,115,209 E	(106)	7/22/52	2.2685% —	3 month USD-	(1,115,315)
				Semiannually	LIBOR-BBA —
					Quarterly
1,368,300	361,237 E	(47)	8/8/52	1.9185% —	3 month USD-	(361,283)
				Semiannually	LIBOR-BBA —
					Quarterly
5,436,500	231,568	(51)	9/18/24	1.43125% —	3 month USD-	(232,549)
				Semiannually	LIBOR-BBA —
					Quarterly

Master Intermediate Income Trust 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$5,436,500	$230,056	$(51)	9/18/24	1.425% —	3 month USD-	$(231,025)
				Semiannually	LIBOR-BBA —
					Quarterly
1,417,500	261,503 E	(48)	9/12/52	1.626% —	3 month USD-	(261,552)
				Semiannually	LIBOR-BBA —
					Quarterly
23,744,500	1,065,938	(192)	9/30/24	1.50% —	3 month USD-	(1,065,306)
				Semiannually	LIBOR-BBA —
					Quarterly
23,744,500	1,094,978	(192)	10/1/24	1.53% —	3 month USD-	(1,163,472)
				Semiannually	LIBOR-BBA —
					Quarterly
4,569,000	248,782	(37)	12/13/24	1.6445% —	3 month USD-	(269,497)
				Semiannually	LIBOR-BBA —
					Quarterly
252,158,200	5,919,918	(214,992)	3/18/22	1.60% —	3 month USD-	(6,193,387)
				Semiannually	LIBOR-BBA —
					Quarterly
10,253,500	3,096,906	(108,785)	3/18/50	3 month USD-	2.00% —	2,991,979
				LIBOR-BBA —	Semiannually
				Quarterly
49,147,300	4,999,165	369,148	3/18/30	3 month USD-	1.75% —	5,382,373
				LIBOR-BBA —	Semiannually
				Quarterly
5,651,000	606,652	(75)	12/17/29	1.8252% —	3 month USD-	(634,538)
				Semiannually	LIBOR-BBA —
					Quarterly
4,569,000	246,018	(37)	12/17/24	1.632% —	3 month USD-	(265,991)
				Semiannually	LIBOR-BBA —
					Quarterly
2,266,500	121,199	29,330	3/18/25	1.58% —	3 month USD-	(92,378)
				Semiannually	LIBOR-BBA —
					Quarterly
5,126,100	1,520,150	219,790	3/18/50	1.98% —	3 month USD-	(1,302,252)
				Semiannually	LIBOR-BBA —
					Quarterly
1,187,700	118,484	2,652	3/18/30	3 month USD-	1.73% —	121,467
				LIBOR-BBA —	Semiannually
				Quarterly
6,236,000	650,764	(83)	12/18/29	3 month USD-	1.7945% —	680,542
				LIBOR-BBA —	Semiannually
				Quarterly
4,569,000	256,371	(37)	12/18/24	1.6815% —	3 month USD-	(276,809)
				Semiannually	LIBOR-BBA —
					Quarterly
118,785,700	6,616,126	(333,464)	3/18/25	1.625% —	3 month USD-	(6,978,209)
				Semiannually	LIBOR-BBA —
					Quarterly

66 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,131,600	$125,483 E	$(16)	12/21/30	3 month USD-	1.88% —	$125,467
				LIBOR-BBA —	Semiannually
				Quarterly
2,591,200	255,381	(34)	1/8/30	1.744% —	3 month USD-	(254,514)
				Semiannually	LIBOR-BBA —
					Quarterly
7,072,300	666,897	(15,181)	1/28/30	3 month USD-	1.698% —	650,157
				LIBOR-BBA —	Semiannually
				Quarterly
174,200	49,613 E	(6)	1/16/55	2.032% —	3 month USD-	(49,619)
				Semiannually	LIBOR-BBA —
					Quarterly
2,861,000	289,599	(953)	1/16/30	1.771% —	3 month USD-	(289,978)
				Semiannually	LIBOR-BBA —
					Quarterly
5,267,900	523,645	(70)	1/31/30	1.7505% —	3 month USD-	(523,221)
				Semiannually	LIBOR-BBA —
					Quarterly
4,139,100	410,437	(55)	1/31/30	1.748% —	3 month USD-	(410,087)
				Semiannually	LIBOR-BBA —
					Quarterly
9,407,000	878,238	(15,176)	1/31/30	3 month USD-	1.688% —	861,200
				LIBOR-BBA —	Semiannually
				Quarterly
37,871,990	2,908,569	(175,117)	3/18/27	3 month USD-	1.70% —	2,743,602
				LIBOR-BBA —	Semiannually
				Quarterly
3,854,000	397,436	(51)	1/21/30	3 month USD-	1.79% —	396,972
				LIBOR-BBA —	Semiannually
				Quarterly
10,903,000	227,349	(41)	1/21/22	1.646% —	3 month USD-	(223,169)
				Semiannually	LIBOR-BBA —
					Quarterly
83,000	22,419 E	(3)	1/24/55	3 month USD-	1.977% —	22,416
				LIBOR-BBA —	Semiannually
				Quarterly
5,186,500	378,796	(35,207)	2/18/30	1.4765% —	3 month USD-	(412,670)
				Semiannually	LIBOR-BBA —
					Quarterly
129,600,000	2,534,198	58,084	3/18/22	3 month USD-	1.40% —	2,612,978
				LIBOR-BBA —	Semiannually
				Quarterly
2,864,000	232,826	(38)	2/18/30	3 month USD-	1.5615% —	232,342
				LIBOR-BBA —	Semiannually
				Quarterly
6,875,000	127,112	(26)	2/18/22	1.4735% —	3 month USD-	(125,346)
				Semiannually	LIBOR-BBA —
					Quarterly

Master Intermediate Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$582,800	$52,425 E	$(20)	3/4/52	1.265% —	3 month USD-	$(52,445)
				Semiannually	LIBOR-BBA —
					Quarterly
970,000	32,178 E	(14)	3/4/31	3 month USD-	1.101% —	32,164
				LIBOR-BBA —	Semiannually
				Quarterly
35,681,600	128,561 E	(135)	9/8/21	0.68% —	3 month USD-	(128,695)
				Semiannually	LIBOR-BBA —
					Quarterly
77,168,200	198,785 E	(291)	10/15/21	0.571% —	3 month USD-	(199,076)
				Semiannually	LIBOR-BBA —
					Quarterly
3,705,700	181,009 E	(126)	1/27/47	3 month USD-	1.27% —	180,882
				LIBOR-BBA —	Semiannually
				Quarterly
313,000	15,041 E	(11)	3/7/50	1.275% —	3 month USD-	(15,052)
				Semiannually	LIBOR-BBA —
					Quarterly
3,537,000	80,647	(121)	3/10/50	0.8155% —	3 month USD-	80,781
				Semiannually	LIBOR-BBA —
					Quarterly
697,700	11,465 E	(24)	3/10/52	0.8725% —	3 month USD-	11,442
				Semiannually	LIBOR-BBA —
					Quarterly
2,683,000	357	(36)	3/11/30	0.70792% —	3 month USD-	468
				Semiannually	LIBOR-BBA —
					Quarterly
2,683,000	1,892	(36)	3/11/30	0.7165% —	3 month USD-	(1,793)
				Semiannually	LIBOR-BBA —
					Quarterly
762,900	44,673 E	(26)	3/11/52	0.717% —	3 month USD-	44,647
				Semiannually	LIBOR-BBA —
					Quarterly
3,771,000	172,572	(129)	3/12/50	0.73081% —	3 month USD-	172,632
				Semiannually	LIBOR-BBA —
					Quarterly
1,214,000	74,771	(41)	3/16/50	0.6725% —	3 month USD-	74,789
				Semiannually	LIBOR-BBA —
					Quarterly
809,000	44,287 E	(28)	4/16/50	0.7025% —	3 month USD-	44,260
				Semiannually	LIBOR-BBA —
					Quarterly
6,089,000	90,403	(81)	3/16/30	0.86% —	3 month USD-	(90,662)
				Semiannually	LIBOR-BBA —
					Quarterly
1,167,000	11,102	(40)	3/16/50	0.8625% —	3 month USD-	11,027
				Semiannually	LIBOR-BBA —
					Quarterly

68 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$13,000	$134 E	$(21)	6/17/25	3 month USD-	0.70% —	$113
				LIBOR-BBA —	Semiannually
				Quarterly
4,929,000	40,477 E	(7,507)	6/17/30	0.80% —	3 month USD-	(47,984)
				Semiannually	LIBOR-BBA —
					Quarterly
4,323,000	52,914	(35)	3/17/25	0.744% —	3 month USD-	(52,681)
				Semiannually	LIBOR-BBA —
					Quarterly
4,323,000	56,649	(35)	3/17/25	0.7615% —	3 month USD-	(56,445)
				Semiannually	LIBOR-BBA —
					Quarterly
1,442,000	17,721	(12)	3/17/25	0.745% —	3 month USD-	(17,644)
				Semiannually	LIBOR-BBA —
					Quarterly
2,295,000	37,546	(30)	3/17/30	0.8775% —	3 month USD-	(37,554)
				Semiannually	LIBOR-BBA —
					Quarterly
2,295,000	37,209	(30)	3/17/30	0.876% —	3 month USD-	(37,215)
				Semiannually	LIBOR-BBA —
					Quarterly
1,138,200	21,256 E	(16)	3/17/32	3 month USD-	1.03% —	21,240
				LIBOR-BBA —	Semiannually
				Quarterly
4,323,000	54,085	(35)	3/17/25	0.7495% —	3 month USD-	(53,861)
				Semiannually	LIBOR-BBA —
					Quarterly
4,323,000	56,541	(35)	3/17/25	0.761% —	3 month USD-	(56,336)
				Semiannually	LIBOR-BBA —
					Quarterly
4,323,000	59,316	(35)	3/17/25	0.774% —	3 month USD-	(59,133)
				Semiannually	LIBOR-BBA —
					Quarterly
95,192,000	107,377 E	(134,427)	6/17/22	3 month USD-	0.40% —	(27,051)
				LIBOR-BBA —	Semiannually
				Quarterly
3,603,000	18,959	(29)	3/18/25	0.6045% —	3 month USD-	(18,528)
				Semiannually	LIBOR-BBA —
					Quarterly
2,539,000	98,856	(87)	3/19/50	3 month USD-	0.7575% —	(99,266)
				LIBOR-BBA —	Semiannually
				Quarterly
2,539,000	86,671	(87)	3/19/50	3 month USD-	0.775% —	(87,066)
				LIBOR-BBA —	Semiannually
				Quarterly
2,539,000	53,601	(87)	3/19/50	3 month USD-	0.8225% —	(53,956)
				LIBOR-BBA —	Semiannually
				Quarterly

Master Intermediate Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$3,986,000	$47,704	$(32)	3/19/25	0.747% —	3 month USD-	$(47,215)
				Semiannually	LIBOR-BBA —
					Quarterly
11,386,000	118,118	(92)	3/20/25	0.717% —	3 month USD-	(116,470)
				Semiannually	LIBOR-BBA —
					Quarterly
11,386,000	123,743	(92)	3/20/25	0.727% —	3 month USD-	(122,130)
				Semiannually	LIBOR-BBA —
					Quarterly
3,064,400	119,600	(41)	3/27/30	3 month USD-	1.1175% —	119,401
				LIBOR-BBA —	Semiannually
				Quarterly
3,064,300	111,326	(41)	3/27/30	1.09% —	3 month USD-	(111,199)
				Semiannually	LIBOR-BBA —
					Quarterly
91,200	3,091	(1)	4/2/30	3 month USD-	1.07% —	3,090
				LIBOR-BBA —	Semiannually
				Quarterly
2,129,000	63,008	(28)	3/23/30	1.02% —	3 month USD-	(62,882)
				Semiannually	LIBOR-BBA —
					Quarterly
2,129,000	58,831	(28)	3/23/30	1.00% —	3 month USD-	(58,696)
				Semiannually	LIBOR-BBA —
					Quarterly
2,129,000	54,654	(28)	3/23/30	0.98% —	3 month USD-	(54,509)
				Semiannually	LIBOR-BBA —
					Quarterly
475,000	1,162 E	(6)	3/24/32	3 month USD-	1.07% —	1,156
				LIBOR-BBA —	Semiannually
				Quarterly
268,600	122 E	(4)	3/24/35	3 month USD-	0.968% —	(126)
				LIBOR-BBA —	Semiannually
				Quarterly
3,561,000	16,975	(29)	3/26/25	0.609% —	3 month USD-	(16,574)
				Semiannually	LIBOR-BBA —
					Quarterly
7,566,000	12,726	(100)	3/27/30	3 month USD-	0.73705% —	11,914
				LIBOR-BBA —	Semiannually
				Quarterly
3,783,000	2,050	(50)	3/27/30	3 month USD-	0.71439% —	(2,466)
				LIBOR-BBA —	Semiannually
				Quarterly
3,783,000	783	(50)	3/27/30	3 month USD-	0.7178% —	(1,179)
				LIBOR-BBA —	Semiannually
				Quarterly
1,842,000	32,064	(63)	3/30/50	3 month USD-	0.8385% —	(32,224)
				LIBOR-BBA —	Semiannually
				Quarterly

70 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$3,604,000	$24,659	$(48)	3/31/30	3 month USD-	0.655% —	$(24,852)
					LIBOR-BBA —	Semiannually
					Quarterly
	1,887,000	79,579 E	(64)	5/1/50	3 month USD-	0.7475% —	(79,643)
					LIBOR-BBA —	Semiannually
					Quarterly
	6,759,000	4,616	(25)	4/1/22	3 month USD-	0.495% —	4,591
					LIBOR-BBA —	Semiannually
					Quarterly
	6,518,000	4,080	(25)	4/1/22	3 month USD-	0.4921% —	4,056
					LIBOR-BBA —	Semiannually
					Quarterly
	5,673,000	11,573	(46)	4/1/25	3 month USD-	0.4825% —	(11,619)
					LIBOR-BBA —	Semiannually
					Quarterly
	3,288,000	3,420	(44)	4/2/30	0.71% —	3 month USD-	3,376
					Semiannually	LIBOR-BBA —
						Quarterly
	3,211,000	5,170	(43)	4/2/30	0.70418% —	3 month USD-	5,127
					Semiannually	LIBOR-BBA —
						Quarterly
	3,364,000	4,676	(45)	4/2/30	0.7065% —	3 month USD-	4,631
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	11,541,000	47,349	(30)	10/30/21	0.80% —	3 month AUD-	(46,240)
					Quarterly	BBR-BBSW —
						Quarterly
AUD	2,393,000	59,184	(22)	10/30/29	6 month AUD-	1.305% —	60,777
					BBR-BBSW —	Semiannually
					Semiannually
AUD	11,572,000	48,601	(30)	10/30/21	0.81% —	3 month AUD-	(47,616)
					Quarterly	BBR-BBSW —
						Quarterly
AUD	2,393,000	61,943	(22)	10/30/29	6 month AUD-	1.325% —	63,673
					BBR-BBSW —	Semiannually
					Semiannually
AUD	79,300	2,060 E	(1)	1/30/35	1.692% —	6 month AUD-	(2,061)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	266,900	3,489 E	(3)	3/5/35	1.47% —	6 month AUD-	(3,492)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	4,003,000	69,204 E	(2,534)	6/17/30	6 month AUD-	1.20% —	66,669
					BBR-BBSW —	Semiannually
					Semiannually
AUD	73,000	707 E	86	6/17/25	6 month AUD-	0.90% —	793
					BBR-BBSW —	Semiannually
					Semiannually

Master Intermediate Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	99,100	$906 E	$(1)	3/25/35	1.4025% —	6 month AUD-	$(907)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	155,200	2,490 E	(2)	3/28/40	1.445% —	6 month AUD-	(2,492)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	579,100	669 E	(7)	4/1/40	1.1685% —	6 month AUD-	(676)
					Semiannually	BBR-BBSW —
						Semiannually
CAD	21,605,000	176,856	(61)	8/15/21	3 month CAD-	1.61% —	170,229
					BA-CDOR —	Semiannually
					Semiannually
CAD	2,269,000	54,275	(23)	8/15/29	1.4925% —	3 month CAD-	(53,379)
					Semiannually	BA-CDOR —
						Semiannually
CAD	7,222,500	158,045	(51)	9/18/24	3 month CAD-	1.638% —	158,357
					BA-CDOR —	Semiannually
					Semiannually
CAD	7,222,500	156,228	(51)	9/18/24	3 month CAD-	1.63% —	156,525
					BA-CDOR —	Semiannually
					Semiannually
CAD	1,119,000	41,691	(11)	10/9/29	1.6875% —	3 month CAD-	(40,371)
					Semiannually	BA-CDOR —
						Semiannually
CAD	10,617,000	116,506	(30)	2/24/22	3 month CAD-	1.621% —	113,979
					BA-CDOR —	Semiannually
					Semiannually
CAD	2,237,000	69,997	(22)	2/24/30	1.60% —	3 month CAD-	(71,175)
					Semiannually	BA-CDOR —
						Semiannually
CAD	2,075,000	137,808	(51)	3/11/50	3 month CAD-	1.134% —	(137,659)
					BA-CDOR —	Semiannually
					Semiannually
CAD	1,006,000	9,477 E	(2,119)	6/17/30	3 month CAD-	1.00% —	(11,595)
					BA-CDOR —	Semiannually
					Semiannually
CAD	802,000	1,512 E	(2,858)	6/17/25	0.90% —	3 month CAD-	(1,346)
					Semiannually	BA-CDOR —
						Semiannually
CHF	3,196,000	46,853	(26)	8/9/24	0.8475% plus	—	(61,719)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	1,553,000	16,463	(13)	9/13/24	0.765% plus 6	—	(22,467)
					month CHF-
					LIBOR-BBA —
					Semiannually

72 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CHF	1,942,000	$15,304 E	$1,910	6/17/25	0.60% plus 6	—	$(13,394)
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	1,774,000	24,716 E	(5,322)	6/17/30	0.30% plus 6	—	(30,038)
					month CHF-
					LIBOR-BBA —
					Semiannually
CZK	96,784,000	396,679	(56)	3/19/29	1.948% —	6 month CZK-	(396,898)
					Annually	PRIBOR —
						Semiannually
CZK	92,437,000	70,839	(32)	8/9/24	6 month CZK-	1.28% —	91,859
					PRIBOR —	Annually
					Semiannually
EUR	512,400	218,414 E	(20)	11/29/58	1.484% —	6 month EUR-	(218,434)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	696,900	268,051	(27)	2/19/50	6 month	1.354% —	269,552
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	770,000	275,020	(29)	3/11/50	1.267% —	6 month EUR-	(275,852)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	778,400	263,938	(30)	3/12/50	1.2115% —	6 month EUR-	(264,721)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	898,100	275,185	(34)	3/26/50	1.113% —	6 month EUR-	(275,423)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	802,800	305,083 E	(30)	11/29/58	6 month	1.343% —	305,053
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	929,000	264,659	(36)	2/19/50	1.051% —	6 month EUR-	(266,369)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	741,300	204,747 E	(28)	6/7/54	1.054% —	6 month EUR-	(204,775)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	676,400	159,853	(26)	2/19/50	0.9035% —	6 month EUR-	(160,971)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

Master Intermediate Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	395,500	$79,994	$(15)	2/21/50	0.80% —	6 month EUR-	$(80,567)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,468,500	132,826 E	(56)	8/8/54	0.49% —	6 month EUR-	(132,882)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	906,000	2,454 E	(34)	6/6/54	6 month	0.207% —	(2,488)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,215,200	18,958	(46)	2/19/50	0.233% —	6 month EUR-	(19,918)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	4,794,000	38,317	(42)	10/11/24	—	0.4047 plus	38,622
						6 month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	4,960,100	668,478	(187)	2/19/50	6 month	0.595% —	674,330
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	5,613,000	51,679 E	(70)	1/27/30	6 month	0.352% —	51,609
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	574,000	15,306 E	(21)	3/4/54	0.134% —	6 month EUR-	15,284
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	260,400	37,950 E	(10)	3/13/54	—	0.2275%	37,940
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	11,368,000	54,966 E	68,483	6/17/25	0.30% plus	—	13,518
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually
EUR	2,738,000	47,664 E	74,128	6/17/30	0.15% plus	—	26,463
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually

74 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
GBP	6,527,000	$56,094 E	$(47)	1/10/24	6 month GBP-	0.855% —	$56,046
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	6,590,000	55,776 E	(60)	1/10/26	0.965% —	6 month GBP-	(55,835)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	12,297,000	87,460 E	(89)	1/13/24	6 month GBP-	0.795% —	87,370
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	12,486,000	93,301 E	(113)	1/15/26	0.926% —	6 month GBP-	(93,414)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	2,623,000	8,992 E	(3,376)	6/17/25	Sterling	0.30% —	5,616
					Overnight Index	Annually
					Average —
					Annually
GBP	1,668,000	18,854 E	(12,762)	6/17/30	Sterling	0.40% —	6,092
					Overnight Index	Annually
					Average —
					Annually
JPY	49,618,300	52,326 E	(14)	8/29/43	0.7495% —	6 month JPY-	(52,341)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	739,000,000	57,849 E	(76)	1/16/30	6 month JPY-	0.245% —	57,773
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	379,000,000	114,974 E	(67)	1/16/40	0.565% —	6 month JPY-	(115,042)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	63,267,700	1,762 E	(19)	8/29/43	0.194% —	6 month JPY-	(1,781)
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	60,138,000	217,762	(57)	7/1/24	1.735% —	6 month NOK-	(272,074)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	31,542,000	209,771	(49)	7/1/29	6 month NOK-	1.82% —	240,383
					NIBOR-NIBR —	Annually
					Semiannually
NOK	146,622,000	175,174 E	(61)	1/25/22	1.8075% —	3 month NOK-	(175,236)
					Annually	NIBOR-NIBR —
						Quarterly
NOK	3,607,000	8,251 E	(3,775)	6/17/30	6 month NOK-	1.30% —	4,476
					NIBOR-NIBR —	Annually
					Semiannually
NOK	32,515,000	60,048 E	12,503	6/17/25	1.20% —	6 month NOK-	(47,545)
					Annually	NIBOR-NIBR —
						Semiannually

Master Intermediate Income Trust 75

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NOK	17,139,000	$23,030	$(22)	3/19/30	6 month NOK-	1.195% —	$22,968
					NIBOR-NIBR —	Annually
					Semiannually
NZD	5,250,000	107,883	(28)	12/13/24	3 month NZD-	1.3625% —	120,214
					BBR-FRA —	Semiannually
					Quarterly
NZD	5,250,000	113,606	(28)	12/17/24	3 month NZD-	1.39% —	126,307
					BBR-FRA —	Semiannually
					Quarterly
NZD	5,250,000	109,139	(28)	12/18/24	3 month NZD-	1.36% —	121,457
					BBR-FRA —	Semiannually
					Quarterly
NZD	1,839,000	15,915 E	(5,869)	6/17/30	3 month NZD-	1.10% —	10,047
					BBR-FRA —	Semiannually
					Quarterly
NZD	3,231,000	24,930 E	7,198	6/17/25	0.90% —	3 month NZD-	(17,732)
					Semiannually	BBR-FRA —
						Quarterly
SEK	74,099,000	9,580 E	(29)	1/21/22	3 month SEK-	0.24% —	9,551
					STIBOR-SIDE —	Annually
					Quarterly
SEK	148,198,000	20,299 E	(58)	1/25/22	3 month SEK-	0.2475% —	20,241
					STIBOR-SIDE —	Annually
					Quarterly
SEK	90,382,000	10,553 E	(36)	1/28/22	3 month SEK-	0.2275% —	10,517
					STIBOR-SIDE —	Annually
					Quarterly
SEK	15,483,000	10,671	(21)	3/2/30	0.3125% —	3 month SEK-	9,558
					Annually	STIBOR-SIDE —
						Quarterly
SEK	76,985,000	7,642	(30)	3/2/22	3 month SEK-	0.07% —	(3,779)
					STIBOR-SIDE —	Annually
					Quarterly
SEK	15,483,000	14,745	(21)	3/3/30	0.286% —	3 month SEK-	13,702
					Annually	STIBOR-SIDE —
						Quarterly
SEK	76,985,000	9,082	(30)	3/3/22	3 month SEK-	0.06% —	(5,412)
					STIBOR-SIDE —	Annually
					Quarterly
SEK	46,000	68 E	(12)	6/17/30	0.25% —	3 month SEK-	57
					Annually	STIBOR-SIDE —
						Quarterly
SEK	39,021,000	19,292 E	(5,592)	6/17/25	0.10% —	3 month SEK-	13,695
					Annually	STIBOR-SIDE —
						Quarterly
Total			$(281,597)				$(9,173,909)

E Extended effective date.

76 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
Upfront
		premium	Termina	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$427,971	$429,718	$—	1/12/40	4.00% (1 month	Synthetic MBX	$2,397
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
72,113	72,407	—	1/12/40	4.00% (1 month	Synthetic MBX	404
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
48,040	48,236	—	1/12/40	4.00% (1 month	Synthetic MBX	269
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
326,331	325,536	—	1/12/40	4.50% (1 month	Synthetic MBX	(231)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,161,715	5,111,679	—	1/12/41	5.00% (1 month	Synthetic MBX	(40,116)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
628,290	622,189	—	1/12/40	5.00% (1 month	Synthetic MBX	(4,891)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
82,272	82,201	—	1/12/41	5.00% (1 month	Synthetic MBX Index	91
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
189,696	190,056	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(796)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,255,974	3,295,131	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(47,034)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
18,418	15,232	—	1/12/43	(3.50%) 1 month	Synthetic TRS	2,988
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
32,242	27,752	—	1/12/42	4.00% (1 month	Synthetic TRS	(4,110)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
102,347	87,377	—	1/12/41	(4.00%) 1 month	Synthetic TRS	13,745
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$205,149	$175,141	$—	1/12/41	(4.00%) 1 month	Synthetic TRS	$27,551
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
121,627	105,135	—	1/12/41	(5.00%) 1 month	Synthetic TRS	14,889
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
45,601	40,888	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(4,161)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
34,817	31,219	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(3,177)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
27,466	24,628	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(2,506)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
37,262	33,269	—	1/12/39	6.00% (1 month	Synthetic TRS	(3,544)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
70,090	64,853	—	1/12/38	6.50% (1 month	Synthetic TRS	(4,404)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,054	9,303	—	1/12/38	6.50% (1 month	Synthetic TRS	(632)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,678	4,328	—	1/12/38	6.50% (1 month	Synthetic TRS	(294)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
687,331	680,668	—	1/12/41	5.00% (1 month	Synthetic MBX	(5,342)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
320,708	317,600	—	1/12/41	5.00% (1 month	Synthetic MBX	(2,492)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
64,197	63,574	—	1/12/41	5.00% (1 month	Synthetic MBX	(499)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

78 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International
$274,932	$272,267	$—	1/12/41	5.00% (1 month	Synthetic MBX	$(2,137)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
79,841	71,590	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(7,285)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
65,028	53,778	—	1/12/43	3.50% (1 month	Synthetic TRS	(10,549)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
62,348	48,210	—	1/12/45	3.50% (1 month	Synthetic TRS	(13,413)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
39,774	32,893	—	1/12/43	3.50% (1 month	Synthetic TRS	(6,452)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,986	20,065	—	1/12/44	3.50% (1 month	Synthetic TRS	(3,657)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
21,751	17,988	—	1/12/43	3.50% (1 month	Synthetic TRS	(3,528)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
242,363	191,364	—	1/12/45	4.00% (1 month	Synthetic TRS	(48,005)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
62,645	49,462	—	1/12/45	4.00% (1 month	Synthetic TRS	(12,408)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
27,779	23,716	—	1/12/41	4.00% (1 month	Synthetic TRS	(3,731)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
134,244	114,607	—	1/12/41	(4.00%) 1 month	Synthetic TRS	18,028
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
75,852	65,567	—	1/12/41	(5.00%) 1 month	Synthetic TRS	9,285
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$84,084	$72,682	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$10,293
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
76,731	68,801	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(7,001)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
Deutsche Bank AG
220,316	222,966	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,183)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
9,859	9,978	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(142)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,273	26,589	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(380)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
56,869	57,553	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(822)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
106,853	108,139	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,544)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
128,197	129,738	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,852)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
151,385	153,206	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,187)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
207,373	209,867	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,996)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
121,934	96,365	—	1/12/44	(3.00%) 1 month	Synthetic TRS	24,322
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

80 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$171,316	$143,316	$—	1/12/44	3.50% (1 month	Synthetic TRS	$(26,119)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
135,371	113,245	—	1/12/44	3.50% (1 month	Synthetic TRS	(20,639)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
62,625	52,390	—	1/12/44	3.50% (1 month	Synthetic TRS	(9,548)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
81,073	67,047	—	1/12/43	(3.50%) 1 month	Synthetic TRS	13,151
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
328,857	259,657	—	1/12/45	4.00% (1 month	Synthetic TRS	(65,137)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
186,727	160,727	—	1/12/42	4.00% (1 month	Synthetic TRS	(23,803)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
162,657	140,009	—	1/12/42	4.00% (1 month	Synthetic TRS	(20,735)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
80,036	68,891	—	1/12/42	4.00% (1 month	Synthetic TRS	(10,203)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
80,036	68,891	—	1/12/42	4.00% (1 month	Synthetic TRS	(10,203)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
62,168	49,086	—	1/12/45	4.00% (1 month	Synthetic TRS	(12,314)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
48,196	42,232	—	1/12/40	4.00% (1 month	Synthetic TRS	(5,389)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
305,144	260,509	—	1/12/41	(4.00%) 1 month	Synthetic TRS	40,979
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$71,455	$60,342	$—	1/12/41	4.50% (1 month	Synthetic TRS	$(10,201)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
120,861	104,473	—	1/12/41	(5.00%) 1 month	Synthetic TRS	14,795
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
51,434	45,923	—	1/12/39	6.00% (1 month	Synthetic TRS	(4,892)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
49,739	44,410	—	1/12/39	6.00% (1 month	Synthetic TRS	(4,731)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,870	22,205	—	1/12/39	6.00% (1 month	Synthetic TRS	(2,365)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,658	21,123	—	1/12/39	6.00% (1 month	Synthetic TRS	(2,250)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,775	2,478	—	1/12/39	6.00% (1 month	Synthetic TRS	(264)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,126	21,398	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,453)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,737	1,607	—	1/12/38	6.50% (1 month	Synthetic TRS	(109)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
240,441	205,271	—	1/12/41	4.00% (1 month	Synthetic TRS	(32,290)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
210,630	179,820	—	1/12/41	4.00% (1 month	Synthetic TRS	(28,287)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
137,506	117,392	—	1/12/41	4.00% (1 month	Synthetic TRS	(18,466)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium	Termina	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N.A. cont.
$130,528	$111,435	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(17,529)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
120,861	104,473	—	1/12/41	(5.00%) 1 month	Synthetic TRS	14,795
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
172,286	154,481	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	15,719
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
27,062	22,380	—	1/12/43	(3.50%) 1 month	Synthetic TRS	4,390
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
393,298	329,016	—	1/12/44	(3.50%) 1 month	Synthetic TRS	59,962
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
164,454	141,709	—	1/12/44	4.00% (1 month	Synthetic TRS	(20,792)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
541,697	466,271	—	1/12/42	(4.00%) 1 month	Synthetic TRS	69,053
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		357,106
Upfront premium (paid)		—		Unrealized (depreciation)		(603,220)
Total		$—		Total		$(246,114)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
Upfront
			premium	Termina	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	4,998,000	$1,081,396	$(121)	8/15/37	1.7138% — At	Eurostat Eurozone	$1,081,276
					maturity	HICP excluding
tobacco — At
maturity
EUR	1,979,000	432,350	—	7/15/37	1.71% — At	Eurostat Eurozone	432,350
					maturity	HICP excluding
tobacco — At
maturity

Master Intermediate Income Trust 83

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	1,979,000	$187,748	$—	7/15/27	(1.40%) — At	Eurostat Eurozone	$(187,748)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	407,754	(75)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(407,829)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	409,187	(75)	9/15/23	(1.44125%) — At	Eurostat Eurozone	(409,262)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	409,663	(76)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(409,739)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	410,145	(76)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(410,221)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	4,998,000	479,233	(64)	8/15/27	(1.4275%) — At	Eurostat Eurozone	(479,298)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	4,004,000	323,453	(86)	12/15/28	3.665% — At	GBP Non-revised UK	323,367
					maturity	Retail Price Index —
						At maturity
GBP	4,484,000	134,951	(106)	3/15/28	3.34% — At	GBP Non-revised UK	134,845
					maturity	Retail Price Index —
						At maturity
GBP	3,123,000	125,911	(72)	3/15/28	3.4025% — At	GBP Non-revised UK	125,839
					maturity	Retail Price Index —
						At maturity
GBP	4,253,000	109,266	(56)	11/15/24	3.385% — At	GBP Non-revised UK	109,211
					maturity	Retail Price Index —
						At maturity
GBP	2,402,000	80,030	(56)	2/15/28	3.34% — At	GBP Non-revised UK	79,974
					maturity	Retail Price Index —
						At maturity
GBP	2,127,000	54,049	(28)	11/15/24	3.381% — At	GBP Non-revised UK	54,021
					maturity	Retail Price Index —
						At maturity
GBP	2,127,000	49,167	—	12/15/24	3.42% — At	GBP Non-revised UK	49,167
					maturity	Retail Price Index —
						At maturity
GBP	1,121,000	42,440	(26)	3/15/28	3.3875% — At	GBP Non-revised UK	42,414
					maturity	Retail Price Index —
						At maturity

84 Master Intermediate Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium	Termina	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
GBP	1,204,000	$654,487	$(63)	7/15/49	(3.4425%) — At	GBP Non-revised UK	$(654,550)
					maturity	Retail Price Index —
						At maturity
	$12,337,000	87,950	(207)	3/11/30	1.165% — At	USA Non Revised	87,743
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	3,084,000	23,478	(31)	3/18/25	(0.41%) — At	USA Non Revised	23,447
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	3,084,000	46,926	(52)	3/18/30	0.95% — At	USA Non Revised	(46,978)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	12,337,000	126,713	(125)	3/11/25	(0.77%) — At	USA Non Revised	(126,838)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	3,060,000	163,254	(31)	11/29/24	(1.703%) — At	USA Non Revised	(163,285)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	3,060,000	175,503	(31)	12/10/24	(1.7625%) — At	USA Non Revised	(175,534)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	6,119,000	328,529	(61)	11/21/24	(1.71%) — At	USA Non Revised	(328,591)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
Total			$(1,518)				$(1,256,219)

Master Intermediate Income Trust 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$4,375	$64,000	$14,163	5/11/63	300 bp —	$(9,751)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,497	141,000	31,203	5/11/63	300 bp —	(22,624)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,409	282,000	62,407	5/11/63	300 bp —	(44,833)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,587	291,000	64,398	5/11/63	300 bp —	(47,642)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB–/P	139,721	974,000	380,444	5/11/63	500 bp —	(239,776)
Index						Monthly
CMBX NA BB.7	BB/P	64,660	1,267,000	425,205	1/17/47	500 bp —	(359,314)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,199	15,000	3,320	5/11/63	300 bp —	(2,112)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,107	260,000	57,538	5/11/63	300 bp —	(40,279)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,761	330,000	73,029	5/11/63	300 bp —	(51,076)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,964	352,000	77,898	5/11/63	300 bp —	(53,729)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	362,524	5,693,000	1,259,861	5/11/63	300 bp —	(894,016)
Index						Monthly
Credit Suisse International
CMBX NA BB.7	BB/P	30,497	228,000	76,517	1/17/47	500 bp —	(45,798)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	52,816	478,000	105,781	5/11/63	300 bp —	(52,687)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	129,498	1,172,000	259,364	5/11/63	300 bp —	(129,182)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,151,228	12,252,000	2,711,368	5/11/63	300 bp —	(1,552,993)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	51,226	780,000	141,024	1/17/47	300 bp —	(89,343)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	136,373	1,845,000	333,576	1/17/47	300 bp —	(196,127)
Index						Monthly
Goldman Sachs International
CMBX NA BB.6	BB–/P	5,506	46,000	17,968	5/11/63	500 bp —	(12,417)
Index						Monthly
CMBX NA BB.6	BB–/P	17,531	150,000	58,590	5/11/63	500 bp —	(40,913)
Index						Monthly
CMBX NA BB.6	BB–/P	34,572	299,000	116,789	5/11/63	500 bp —	(81,927)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	682	9,000	1,992	5/11/63	300 bp —	(1,304)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	811	11,000	2,434	5/11/63	300 bp —	(1,617)
Index						Monthly

86 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$806	$11,000	$2,434	5/11/63	300 bp —	$(1,622)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,042	13,000	2,877	5/11/63	300 bp —	(1,827)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,771	26,000	5,754	5/11/63	300 bp —	(3,967)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,354	28,000	6,196	5/11/63	300 bp —	(3,827)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,430	32,000	7,082	5/11/63	300 bp —	(4,633)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,415	44,000	9,737	5/11/63	300 bp —	(5,297)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,450	46,000	10,180	5/11/63	300 bp —	(3,703)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,034	60,000	13,278	5/11/63	300 bp —	(5,209)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,985	60,000	13,278	5/11/63	300 bp —	(5,258)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,664	64,000	14,163	5/11/63	300 bp —	(8,462)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,945	66,000	14,606	5/11/63	300 bp —	(7,622)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,625	78,000	17,261	5/11/63	300 bp —	(8,591)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,758	78,000	17,261	5/11/63	300 bp —	(10,458)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,858	91,000	20,138	5/11/63	300 bp —	(12,227)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,285	102,000	22,573	5/11/63	300 bp —	(17,228)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,022	103,000	22,794	5/11/63	300 bp —	(8,712)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,871	115,000	25,450	5/11/63	300 bp —	(12,511)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,295	122,000	26,999	5/11/63	300 bp —	(16,632)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,733	123,000	27,220	5/11/63	300 bp —	(17,415)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,645	131,000	28,990	5/11/63	300 bp —	(14,269)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,818	135,000	29,876	5/11/63	300 bp —	(22,978)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,018	137,000	30,318	5/11/63	300 bp —	(23,220)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,777	137,000	30,318	5/11/63	300 bp —	(7,462)
Index						Monthly

Master Intermediate Income Trust 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$23,502	$157,000	$34,744	5/11/63	300 bp —	$(11,150)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,233	158,000	34,965	5/11/63	300 bp —	(11,640)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,496	166,000	36,736	5/11/63	300 bp —	(18,143)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,286	169,000	37,400	5/11/63	300 bp —	(19,015)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,357	169,000	37,400	5/11/63	300 bp —	(18,944)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,534	175,000	38,728	5/11/63	300 bp —	(18,091)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,274	181,000	40,055	5/11/63	300 bp —	(24,676)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,166	183,000	40,498	5/11/63	300 bp —	(25,225)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,015	192,000	42,490	5/11/63	300 bp —	(32,363)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,103	216,000	47,801	5/11/63	300 bp —	(23,572)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,103	216,000	47,801	5/11/63	300 bp —	(23,572)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,095	226,000	50,014	5/11/63	300 bp —	(38,787)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,285	252,000	55,768	5/11/63	300 bp —	(43,336)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,089	266,000	58,866	5/11/63	300 bp —	(18,622)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,442	271,000	59,972	5/11/63	300 bp —	(46,372)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,039	296,000	65,505	5/11/63	300 bp —	(29,293)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,021	305,000	67,497	5/11/63	300 bp —	(34,298)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,527	324,000	71,701	5/11/63	300 bp —	(38,986)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,211	452,000	100,028	5/11/63	300 bp —	(52,553)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	50,821	461,000	102,019	5/11/63	300 bp —	(50,930)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,741	605,000	133,887	5/11/63	300 bp —	(61,792)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,494	605,000	133,887	5/11/63	300 bp —	(62,039)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	37,011	765,000	169,295	5/11/63	300 bp —	(131,837)
Index						Monthly

88 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$155,865	$1,042,000	$230,595	5/11/63	300 bp —	$(74,122)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	9,270	133,000	24,046	1/17/47	300 bp —	(14,699)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	51,111	600,000	108,480	1/17/47	300 bp —	(57,019)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	61,571	833,000	150,606	1/17/47	300 bp —	(88,549)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	90,359	1,040,000	188,032	1/17/47	300 bp —	(97,066)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.10	BB–/P	23,991	299,000	137,899	5/11/63	500 bp —	(113,617)
Index						Monthly
CMBX NA BB.6	BB–/P	4,564	32,000	12,499	5/11/63	500 bp —	(7,904)
Index						Monthly
CMBX NA BB.7	BB/P	12,519	241,000	80,880	1/17/47	500 bp —	(68,126)
Index						Monthly
CMBX NA BB.7	BB/P	87,382	281,000	94,304	1/17/47	500 bp —	(6,648)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,054	47,000	10,401	5/11/63	300 bp —	(6,320)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,566	64,000	14,163	5/11/63	300 bp —	(8,560)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,078,805	17,385,000	3,847,301	5/11/63	300 bp —	(2,758,354)
Index						Monthly
Merrill Lynch International
CMBX NA BB.6	BB–/P	24,488	219,000	85,541	5/11/63	500 bp —	(60,840)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	718	10,000	2,213	5/11/63	300 bp —	(1,489)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	885	12,000	2,656	5/11/63	300 bp —	(1,764)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,231	58,000	12,835	5/11/63	300 bp —	(8,571)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,636	64,000	14,163	5/11/63	300 bp —	(8,490)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,285	160,000	35,408	5/11/63	300 bp —	(25,030)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,195	179,000	39,613	5/11/63	300 bp —	(23,313)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,247	213,000	47,137	5/11/63	300 bp —	(30,766)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	132,865	1,488,000	329,294	5/11/63	300 bp —	(195,562)
Index						Monthly

Master Intermediate Income Trust 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	$(31)	$4,000	$422	5/11/63	200 bp —	$(451)
Index						Monthly
CMBX NA BB.6	BB–/P	4,741	39,000	15,233	5/11/63	500 bp —	(10,455)
Index						Monthly
CMBX NA BB.6	BB–/P	8,676	48,000	18,749	5/11/63	500 bp —	(10,026)
Index						Monthly
CMBX NA BB.6	BB–/P	48,378	197,000	76,948	5/11/63	500 bp —	(28,379)
Index						Monthly
CMBX NA BB.6	BB–/P	97,086	394,000	153,896	5/11/63	500 bp —	(56,427)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	752	9,000	1,992	5/11/63	300 bp —	(1,235)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,541	21,000	4,647	5/11/63	300 bp —	(3,094)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,126	39,000	8,631	5/11/63	300 bp —	(5,482)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,446	46,000	10,180	5/11/63	300 bp —	(6,707)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,375	142,000	31,425	5/11/63	300 bp —	(21,967)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,454	144,000	31,867	5/11/63	300 bp —	(22,329)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	562,324	8,488,000	1,878,394	5/11/63	300 bp —	(1,311,115)
Index						Monthly
Upfront premium received		5,676,496	Unrealized appreciation				—
Upfront premium (paid)		(31)	Unrealized (depreciation)				(10,162,302)
Total		$5,676,465	Total				$(10,162,302)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

90 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$34	$4,000	$422	5/11/63	(200 bp) —	$454
					Monthly
CMBX NA BB.10 Index	(14,611)	140,000	64,568	11/17/59	(500 bp) —	49,821
					Monthly
CMBX NA BB.10 Index	(12,500)	114,000	52,577	11/17/59	(500 bp) —	39,966
					Monthly
CMBX NA BB.11 Index	(54,156)	418,000	200,724	11/18/54	(500 bp) —	146,161
					Monthly
CMBX NA BB.11 Index	(10,687)	148,000	71,070	11/18/54	(500 bp) —	60,239
					Monthly
CMBX NA BB.11 Index	(13,574)	144,000	69,149	11/18/54	(500 bp) —	55,435
					Monthly
CMBX NA BB.11 Index	(3,942)	76,000	36,495	11/18/54	(500 bp) —	32,479
					Monthly
CMBX NA BB.11 Index	(3,877)	76,000	36,495	11/18/54	(500 bp) —	32,545
					Monthly
CMBX NA BB.11 Index	(5,018)	73,000	35,055	11/18/54	(500 bp) —	29,965
					Monthly
CMBX NA BB.12 Index	(5,407)	63,000	30,971	8/17/61	(500 bp) —	25,503
					Monthly
CMBX NA BB.12 Index	(5,407)	63,000	30,971	8/17/61	(500 bp) —	25,503
					Monthly
CMBX NA BB.8 Index	(8,940)	72,000	34,258	10/17/57	(500 bp) —	25,248
					Monthly
CMBX NA BB.9 Index	(210,878)	2,043,000	813,931	9/17/58	(500 bp) —	601,067
					Monthly
CMBX NA BB.9 Index	(19,033)	295,000	117,528	9/17/58	(500 bp) —	98,208
					Monthly
CMBX NA BB.9 Index	(11,328)	281,000	111,950	9/17/58	(500 bp) —	100,349
					Monthly
CMBX NA BB.9 Index	(8,581)	133,000	52,987	9/17/58	(500 bp) —	44,277
					Monthly
CMBX NA BB.9 Index	(3,140)	80,000	31,872	9/17/58	(500 bp) —	28,654
					Monthly
CMBX NA BB.9 Index	(2,755)	76,000	30,278	9/17/58	(500 bp) —	27,449
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(38,693)	290,000	133,748	11/17/59	(500 bp) —	94,773
					Monthly
CMBX NA BB.10 Index	(34,367)	289,000	133,287	11/17/59	(500 bp) —	98,639
					Monthly
CMBX NA BB.10 Index	(18,893)	152,000	70,102	11/17/59	(500 bp) —	51,061
					Monthly
CMBX NA BB.7 Index	(5,383)	305,000	119,133	5/11/63	(500 bp) —	113,453
					Monthly
CMBX NA BB.7 Index	(61,796)	335,000	112,426	1/17/47	(500 bp) —	50,304
					Monthly

Master Intermediate Income Trust 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.7 Index	$(4,770)	$29,000	$9,732	1/17/47	(500 bp) —	$4,934
					Monthly
CMBX NA BB.9 Index	(119,494)	1,192,000	474,893	9/17/58	(500 bp) —	354,240
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(12,481)	122,000	47,653	5/11/63	(500 bp) —	35,054
					Monthly
CMBX NA BB.7 Index	(32,233)	213,000	71,483	1/17/47	(500 bp) —	39,043
					Monthly
CMBX NA BB.12 Index	(19,406)	53,000	26,055	8/17/61	(500 bp) —	6,597
					Monthly
CMBX NA BB.6 Index	(11,509)	93,000	36,326	5/11/63	(500 bp) —	24,727
					Monthly
CMBX NA BB.7 Index	(38,667)	236,000	79,202	1/17/47	(500 bp) —	40,305
					Monthly
CMBX NA BB.7 Index	(25,361)	150,000	50,340	1/17/47	(500 bp) —	24,834
					Monthly
CMBX NA BB.7 Index	(25,381)	125,000	41,950	1/17/47	(500 bp) —	16,447
					Monthly
CMBX NA BB.7 Index	(18,621)	102,000	34,231	1/17/47	(500 bp) —	15,511
					Monthly
CMBX NA BB.8 Index	(2,606)	23,000	10,943	10/17/57	(500 bp) —	8,315
					Monthly
CMBX NA BB.9 Index	(2,524)	65,000	25,896	9/17/58	(500 bp) —	23,308
					Monthly
CMBX NA BB.9 Index	(4,617)	29,000	11,554	9/17/58	(500 bp) —	6,909
					Monthly
CMBX NA BB.9 Index	(2,212)	14,000	5,578	9/17/58	(500 bp) —	3,352
					Monthly
CMBX NA BB.9 Index	(2,236)	14,000	5,578	9/17/58	(500 bp) —	3,328
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(13,907)	204,000	97,961	11/18/54	(500 bp) —	83,855
					Monthly
CMBX NA BB.11 Index	(9,271)	136,000	65,307	11/18/54	(500 bp) —	55,904
					Monthly
CMBX NA BB.11 Index	(9,137)	124,000	59,545	11/18/54	(500 bp) —	50,287
					Monthly
CMBX NA BB.11 Index	(3,695)	73,000	35,055	11/18/54	(500 bp) —	31,288
					Monthly
CMBX NA BB.11 Index	(3,504)	62,000	29,772	11/18/54	(500 bp) —	26,208
					Monthly
CMBX NA BB.12 Index	(27,265)	299,000	146,988	8/17/61	(500 bp) —	119,433
					Monthly
CMBX NA BB.12 Index	(2,964)	32,000	15,731	8/17/61	(500 bp) —	12,736
					Monthly

92 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.6 Index	$(34,768)	$76,000	$29,686	5/11/63	(500 bp) —	$(5,156)
					Monthly
CMBX NA BB.7 Index	(194,127)	1,534,000	514,810	1/17/47	(500 bp) —	319,192
					Monthly
CMBX NA BB.9 Index	(8,513)	201,000	80,078	9/17/58	(500 bp) —	71,370
					Monthly
CMBX NA BB.9 Index	(9,802)	170,000	67,728	9/17/58	(500 bp) —	57,761
					Monthly
CMBX NA BB.9 Index	(13,587)	96,000	38,246	9/17/58	(500 bp) —	24,566
					Monthly
CMBX NA BB.9 Index	(2,795)	62,000	24,701	9/17/58	(500 bp) —	21,846
					Monthly
CMBX NA BB.9 Index	(7,626)	54,000	21,514	9/17/58	(500 bp) —	13,835
					Monthly
CMBX NA BB.9 Index	(6,945)	44,000	17,530	9/17/58	(500 bp) —	10,542
					Monthly
CMBX NA BB.9 Index	(3,432)	22,000	8,765	9/17/58	(500 bp) —	5,311
					Monthly
CMBX NA BB.9 Index	(460)	3,000	1,195	9/17/58	(500 bp) —	732
					Monthly
CMBX NA BBB–.6 Index	(11,805)	48,000	10,622	5/11/63	(300 bp) —	(1,211)
					Monthly
CMBX NA BBB–.7 Index	(52,324)	1,379,000	249,323	1/17/47	(300 bp) —	196,194
					Monthly
CMBX NA BBB–.7 Index	(16,083)	340,000	61,472	1/17/47	(300 bp) —	45,190
					Monthly
CMBX NA BBB–.7 Index	(4,864)	134,000	24,227	1/17/47	(300 bp) —	19,285
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(15,875)	279,000	128,675	11/17/59	(500 bp) —	112,529
					Monthly
CMBX NA BB.11 Index	(14,206)	265,000	127,253	11/18/54	(500 bp) —	112,790
					Monthly
CMBX NA BB.9 Index	(53,644)	1,377,000	548,597	9/17/58	(500 bp) —	493,614
					Monthly
CMBX NA BBB–.7 Index	(32,451)	396,000	71,597	1/17/47	(300 bp) —	38,915
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(17,831)	175,000	31,640	1/17/47	(300 bp) —	13,707
					Monthly
CMBX NA BB.10 Index	(14,683)	140,000	64,568	11/17/59	(500 bp) —	49,749
					Monthly
CMBX NA BB.11 Index	(3,049)	32,000	15,366	11/18/54	(500 bp) —	12,286
					Monthly
CMBX NA BB.12 Index	(10,868)	152,000	74,723	8/17/61	(500 bp) —	63,708
					Monthly

Master Intermediate Income Trust 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.12 Index	$(7,605)	$144,000	$70,790	8/17/61	(500 bp) —	$63,045
					Monthly
CMBX NA BB.12 Index	(7,667)	105,000	51,618	8/17/61	(500 bp) —	43,849
					Monthly
CMBX NA BB.12 Index	(3,668)	52,000	25,563	8/17/61	(500 bp) —	21,844
					Monthly
CMBX NA BB.12 Index	(2,777)	34,000	16,714	9/17/58	(500 bp) —	13,904
					Monthly
CMBX NA BB.7 Index	(39,014)	194,000	65,106	1/17/47	(500 bp) —	25,903
					Monthly
CMBX NA BB.7 Index	(33,495)	179,000	60,072	1/17/47	(500 bp) —	26,404
					Monthly
CMBX NA BB.7 Index	(17,547)	91,000	30,540	1/17/47	(500 bp) —	12,904
					Monthly
CMBX NA BB.7 Index	(6,055)	30,000	10,068	1/17/47	(500 bp) —	3,984
					Monthly
CMBX NA BB.9 Index	(9,164)	149,000	59,362	9/17/58	(500 bp) —	50,052
					Monthly
CMBX NA BB.9 Index	(9,059)	149,000	59,362	9/17/58	(500 bp) —	50,158
					Monthly
CMBX NA BB.9 Index	(5,010)	142,000	56,573	9/17/58	(500 bp) —	51,425
					Monthly
CMBX NA BB.9 Index	(5,628)	140,000	55,776	9/17/58	(500 bp) —	50,012
					Monthly
CMBX NA BB.9 Index	(10,218)	136,000	54,182	9/17/58	(500 bp) —	43,833
					Monthly
CMBX NA BB.9 Index	(8,310)	135,000	53,784	9/17/58	(500 bp) —	45,343
					Monthly
CMBX NA BB.9 Index	(5,353)	108,000	43,027	9/17/58	(500 bp) —	37,569
					Monthly
CMBX NA BB.9 Index	(5,238)	97,000	38,645	9/17/58	(500 bp) —	33,313
					Monthly
CMBX NA BB.9 Index	(10,229)	71,000	28,286	9/17/58	(500 bp) —	17,989
					Monthly
CMBX NA BB.9 Index	(8,785)	66,000	26,294	9/17/58	(500 bp) —	17,445
					Monthly
CMBX NA BB.9 Index	(8,830)	65,000	25,896	9/17/58	(500 bp) —	17,003
					Monthly
CMBX NA BB.9 Index	(9,506)	63,000	25,099	9/17/58	(500 bp) —	15,532
					Monthly
CMBX NA BB.9 Index	(8,614)	63,000	25,099	9/17/58	(500 bp) —	16,424
					Monthly
CMBX NA BB.9 Index	(2,385)	61,000	24,302	9/17/58	(500 bp) —	21,858
					Monthly
CMBX NA BB.9 Index	(4,572)	52,000	20,717	9/17/58	(500 bp) —	16,094
					Monthly

94 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(4,105)	$48,000	$19,123	9/17/58	(500 bp) —	$14,975
					Monthly
CMBX NA BB.9 Index	(5,715)	38,000	15,139	9/17/58	(500 bp) —	9,387
					Monthly
CMBX NA BB.9 Index	(4,541)	30,000	11,952	9/17/58	(500 bp) —	7,382
					Monthly
CMBX NA BB.9 Index	(4,541)	30,000	11,952	9/17/58	(500 bp) —	7,382
					Monthly
CMBX NA BB.9 Index	(3,579)	23,000	9,163	9/17/58	(500 bp) —	5,561
					Monthly
CMBX NA BBB–.7 Index	(14,538)	229,000	41,403	1/17/47	(300 bp) —	26,730
					Monthly
Upfront premium received	34	Unrealized appreciation				5,268,594
Upfront premium (paid)	(1,740,313)	Unrealized (depreciation)				(6,367)
Total	$(1,740,279)	Total				$5,262,227

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Master Intermediate Income Trust 95

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Capital goods	$471	$—	$—
Consumer cyclicals	57,384	22,036	—
Energy	—	174	—
Health care	3,792	—	—
Utilities and power	—	10,802	—
Total common stocks	61,647	33,012	—
Asset-backed securities	—	5,161,746	—
Convertible bonds and notes	—	7,422,203	—
Convertible preferred stocks	—	—	—
Corporate bonds and notes	—	53,156,603	135
Foreign government and agency bonds and notes		20,913,321
Mortgage-backed securities	—	88,258,872	—
Purchased options outstanding	—	3,306,846	—
Purchased swap options outstanding	—	11,109,684	—
Senior loans	—	6,385,658	—
U.S. government and agency mortgage obligations	—	218,867,570	—
U.S. treasury obligations	—	2,296,011	—
Warrants	—	—	6,844
Short-term investments	12,390,980	22,107,313	—
Totals by level	$12,452,627	$439,018,839	$6,979

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$103,181	$—
Futures contracts	(91,868)	—	—
Written options outstanding	—	(452,144)	—
Written swap options outstanding	—	(10,421,198)	—
Forward premium swap option contracts	—	5,278,740	—
TBA sale commitments	—	(126,175,543)	—
Interest rate swap contracts	—	(8,892,312)	—
Total return swap contracts	—	(1,500,815)	—
Credit default contracts	—	(8,836,261)	—
Totals by level	$(91,868)	$(150,896,352)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

96 Master Intermediate Income Trust

Statement of assets and liabilities 3/31/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $466,398,189)	$446,026,465
Affiliated issuers (identified cost $5,451,980) (Notes 1 and 5)	5,451,980
Cash	115,342
Foreign currency (cost $3,226) (Note 1)	2,842
Dividends, interest and other receivables	2,562,313
Receivable for investments sold	359,450
Receivable for sales of TBA securities (Note 1)	55,622,819
Receivable for variation margin on futures contracts (Note 1)	2,470
Receivable for variation margin on centrally cleared swap contracts (Note 1)	3,270,562
Unrealized appreciation on forward premium swap option contracts (Note 1)	11,515,226
Unrealized appreciation on forward currency contracts (Note 1)	3,192,276
Unrealized appreciation on OTC swap contracts (Note 1)	5,625,700
Premium paid on OTC swap contracts (Note 1)	1,740,344
Prepaid assets	37,827
Total assets	535,525,616

LIABILITIES
Payable for investments purchased	794,112
Payable for purchases of TBA securities (Note 1)	145,591,961
Payable for compensation of Manager (Note 2)	455,408
Payable for custodian fees (Note 2)	126,612
Payable for investor servicing fees (Note 2)	19,932
Payable for Trustee compensation and expenses (Note 2)	119,627
Payable for administrative services (Note 2)	408
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,436,144
Distributions payable to shareholders	1,543,174
Unrealized depreciation on OTC swap contracts (Note 1)	10,771,889
Premium received on OTC swap contracts (Note 1)	5,676,530
Unrealized depreciation on forward currency contracts (Note 1)	3,089,095
Unrealized depreciation on forward premium swap option contracts (Note 1)	6,236,486
Written options outstanding, at value (premiums $7,869,187) (Note 1)	10,873,342
TBA sale commitments, at value (proceeds receivable $123,333,594) (Note 1)	126,175,543
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	9,250,793
Other accrued expenses	174,289
Total liabilities	324,335,345

Net assets	$211,190,271

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$334,988,814
Total distributable earnings (Note 1)	(123,798,543)
Total — Representing net assets applicable to capital shares outstanding	$211,190,271

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($211,190,271 divided by 51,191,061 shares)	$4.13

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 97

Statement of operations Six months ended 3/31/20 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $103,922 from investments in affiliated issuers) (Note 5)	$6,278,024
Total investment income	6,278,024

EXPENSES
Compensation of Manager (Note 2)	929,268
Investor servicing fees (Note 2)	61,826
Custodian fees (Note 2)	63,755
Trustee compensation and expenses (Note 2)	2,051
Administrative services (Note 2)	3,911
Auditing and tax fees	99,828
Other	102,627
Total expenses	1,263,266

Net expenses	1,263,266

Net investment income	5,014,758

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,369,444
Foreign currency transactions (Note 1)	(5,431)
Forward currency contracts (Note 1)	(683,861)
Futures contracts (Note 1)	350,119
Swap contracts (Note 1)	1,455,157
Written options (Note 1)	947,053
Total net realized gain	4,432,481
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(18,478,327)
Assets and liabilities in foreign currencies	21,024
Forward currency contracts	191,775
Futures contracts	161,074
Swap contracts	(14,896,103)
Written options	(3,579,726)
Total change in net unrealized depreciation	(36,580,283)

Net loss on investments	(32,147,802)

Net decrease in net assets resulting from operations	$(27,133,044)

The accompanying notes are an integral part of these financial statements.

98 Master Intermediate Income Trust

Statement of changes in net assets
DECREASE IN NET ASSETS	Six months ended 3/31/20*	Year ended 9/30/19
Operations
Net investment income	$5,014,758	$12,280,509
Net realized gain (loss) on investments
and foreign currency transactions	4,432,481	(4,185,597)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(36,580,283)	3,257,250
Net increase (decrease) in net assets resulting
from operations	(27,133,044)	11,352,162
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(9,307,857)	(17,889,147)
Decrease from capital share transactions (Note 4)	(2,329,812)	(6,011,177)
Total decrease in net assets	(38,770,713)	(12,548,162)

NET ASSETS
Beginning of period	249,960,984	262,509,146
End of period	$211,190,271	$249,960,984

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	51,795,725	53,153,364
Shares repurchased (Note 5)	(604,664)	(1,357,639)
Shares outstanding at end of period	51,191,061	51,795,725

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 99

Financial highlights (For a common share outstanding throughout the period)
PER-SHARE OPERATING PERFORMANCE
Six months ended**				Year ended
	3/31/20	9/30/19	9/30/18	9/30/17	9/30/16	9/30/15
Net asset value, beginning of period	$4.83	$4.94	$5.03	$4.86	$5.03	$5.65
Investment operations:
Net investment income a	.10	.24	.26	.26	.28	.25
Net realized and unrealized
gain (loss) on investments	(.62)	(.02)	(.06)	.21	(.15)	(.58)
Total from investment operations	(.52)	.22	.20	.47	.13	(.33)
Less distributions:
From net investment income	(.18)	(.34)	(.29)	(.31)	(.31)	(.31)
Total distributions	(.18)	(.34)	(.29)	(.31)	(.31)	(.31)
Increase from shares repurchased	— [e]	.01	— [e]	.01	.01	.02
Net asset value, end of period	$4.13	$4.83	$4.94	$5.03	$4.86	$5.03
Market value, end of period	$4.08	$4.59	4.52	$4.73	$4.42	$4.51
Total return at market value (%) b	(11.14) *	9.48	1.66	14.32	5.08	(4.37)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$211,190	$249,961	$262,509	$269,544	$263,234	$278,071
Ratio of expenses to average
net assets (%) c	.51 *	1.02	1.00	.99	1.00	.96
Ratio of net investment income
to average net assets (%)	2.03 *	4.90	5.11	5.24	5.82	4.58
Portfolio turnover (%) d	437 *	899	715	976	823	724

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Amount represents less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 100

Notes to financial statements 3/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through March 31, 2020.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

Master Intermediate Income Trust 101

relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

102 Master Intermediate Income Trust

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and to yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Master Intermediate Income Trust 103

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, to yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

104 Master Intermediate Income Trust

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Master Intermediate Income Trust 105

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $7,333,762 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,005,574 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either

106 Master Intermediate Income Trust

short-term or long-term capital losses. At September 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$39,282,240	$33,781,015	$73,063,255

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $349,658,825, resulting in gross unrealized appreciation and depreciation of $56,280,690 and $105,449,290, respectively, or net unrealized depreciation of $49,168,600.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund uses targeted distribution rates, whose principal source of the distribution is ordinary income. However, the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital.  A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.376% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Master Intermediate Income Trust 107

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $172, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,447,617,760	$1,459,517,834
U.S. government securities (Long-term)	—	—
Total	$1,447,617,760	$1,459,517,834

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2019, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 356 day period ending September 30, 2020 (based on shares outstanding as of October 9, 2019). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2019 (based on shares outstanding as of October 9, 2018). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 604,664 common shares for an aggregate purchase price of $2,329,812, which reflects a weighted-average discount from net asset value per share of 9.46%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

108 Master Intermediate Income Trust

For the previous fiscal year, the fund repurchased 1,357,639 common shares for an aggregate purchase price of $6,011,177, which reflected a weighted-average discount from net asset value per share of 8.30%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,864 shares of the fund (0.004% of the fund’s shares outstanding), valued at $7,698 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 3/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$11,984,818	$52,630,840	$59,163,678	$103,922	$5,451,980
Total Short-term
investments	$11,984,818	$52,630,840	$59,163,678	$103,922	$5,451,980

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Master Intermediate Income Trust 109

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased TBA commitment option contracts (contract amount)	$144,000,000
Purchased currency option contracts (contract amount)	$30,500,000
Purchased swap option contracts (contract amount)	$621,100,000
Written equity option contracts (contract amount)	$—*
Written TBA commitment option contracts (contract amount)	$153,600,000
Written currency option contracts (contract amount)	$3,600,000
Written swap option contracts (contract amount)	$260,000,000
Futures contracts (number of contracts)	400
Forward currency contracts (contract amount)	$156,800,000
Centrally cleared interest rate swap contracts (notional)	$1,271,400,000
OTC total return swap contracts (notional)	$19,300,000
Centrally cleared total return swap contracts (notional)	$101,900,000
OTC credit default contracts (notional)	$85,600,000
Centrally cleared credit default contracts (notional)	$1,400,000
Warrants (number of warrants)	3,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

110 Master Intermediate Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$7,002,506	Unrealized depreciation	$15,838,767
Foreign exchange
contracts	Investments, Receivables	3,541,388	Payables	3,293,020
Equity contracts	Investments	6,844	Payables	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	55,607,889 *	Unrealized depreciation	57,416,143*
Total		$66,158,627		$76,547,930

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$2,528,922	$2,528,922
Foreign exchange contracts	(102,207)	—	(683,861)	—	(786,068)
Interest rate contracts	5,400,428	350,119	—	(1,073,765)	4,676,782
Total	$5,298,221	$350,119	$(683,861)	$1,455,157	$6,419,636

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(6,458,127)	$(6,458,127)
Foreign exchange contracts	(120,091)	—	191,775	—	71,684
Interest rate contracts	5,671,948	161,074	—	(8,437,976)	(2,604,954)
Total	$5,551,857	$161,074	$191,775	$(14,896,103)	$(8,991,397)

Master Intermediate Income Trust 111

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche BankAG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$3,270,562	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,270,562
OTC Total return
swap contracts*#	—	62,334	—	—	—	—	37,606	—	93,247	—	14,795	149,124	—	—	—	—	—	—	—	—	357,106
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	1,817,123	1,050,800	—	445,584	—	—	1,596,042	874,024	1,218,933	—	—	—	—	—	—	7,002,506
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	2,470	—	—	—	—	—	—	—	—	2,470
Forward currency
contracts #	310,268	190,680	—	—	288,104	—	63,103	—	419,039	213,313	342,926	—	—	—	61,507	807,210	132,728	328,056	—	35,342	3,192,276
Forward premium
swap option
contracts #	1,543,215	155,360	—	—	1,572,307	—	—	—	1,602,422	—	4,498,348	—	—	1,560,838	—	—	—	582,736	—	—	11,515,226
Purchased swap
options **#	181	—	—	—	1,203,081	—	—	—	710,624	—	2,274,260	—	—	6,053,987	—	—	85,345	782,206	—	—	11,109,684
Purchased
options **#	120,677	4	—	—	105,527	—	—	—	122,738	—	2,957,734	—	—	—	—	—	—	166	—	—	3,306,846
Total Assets	$1,974,341	$408,378	$3,270,562	$—	$3,169,019	$1,817,123	$1,151,509	$—	$3,393,654	$213,313	$10,088,063	$1,747,636	$874,024	$8,833,758	$61,507	$807,210	$218,073	$1,693,164	$—	$35,342	$39,756,676
Liabilities:
Centrally cleared
interest rate
swap contracts§	—	—	3,436,144	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,436,144
OTC Total return
swap contracts*#	—	115,896	—	—	8,333	—	118,166	3,183	240,278	—	96,572	20,792	—	—	—	—	—	—	—	—	603,220
OTC Credit default
contracts —
protection sold *#	171,718	—	—	—	—	2,271,238	3,617,768	—	2,797,723	—	—	4,186,410	567,375	2,226,535	—	—	—	—	—	—	15,838,767
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency
contracts #	506,962	149,326	—	—	168,999	—	128,936	—	586,287	142,057	581,308	—	—	—	170,910	323,115	32,428	247,133	—	51,634	3,089,095
Forward premium
swap option
contracts #	582,669	58,941	—	—	545,094	—	—	—	584,394	—	2,725,015	—	—	1,158,337	—	—	—	582,036	—	—	6,236,486
Written swap
options #	13	—	—	—	1,393,045	—	—	—	428,757	—	1,980,249	—	—	5,335,208	—	—	169,922	1,114,004	—	—	10,421,198
Written options #	66,675	—	—	—	55,672	—	—	—	81,578	—	248,219	—	—	—	—	—	—	—	—	—	452,144
Total Liabilities	$1,328,037	$324,163	$3,436,144	$—	$2,171,143	$2,271,238	$3,864,870	$3,183	$4,719,017	$142,057	$5,631,363	$4,207,202	$567,375	$8,720,080	$170,910	$323,115	$202,350	$1,943,173	$—	$51,634	$40,077,054

112 Master Intermediate Income Trust	Master Intermediate Income Trust 113

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche BankAG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Total Financial
and Derivative
Net Assets	$646,304	$84,215	$(165,582)	$—	$997,876	$(454,115)	$(2,713,361)	$(3,183)	$(1,325,363)	$71,256	$4,456,700	$(2,459,566)	$306,649	$113,678	$(109,403)	$484,095	$15,723	$(250,009)	$—	$(16,292)	$(320,378)
Total collateral
received
(pledged)†##	$646,304	$84,215	$—	$—	$956,000	$(454,115)	$(2,713,361)	$—	$(1,325,363)	$71,256	$4,456,700	$(2,459,566)	$306,649	$(103,969)	$(109,403)	$484,095	$10,000	$(250,009)	$—	$—
Net amount	$—	$—	$(165,582)	$—	$41,876	$—	$—	$(3,183)	$—	$—	$—	$—	$—	$217,647	$—	$—	$5,723	$—	$—	$(16,292)
Controlled collateral
received (including
TBA commitments)**	$810,504	$121,851	$—	$430,000	$956,000	$—	$—	$—	$—	$158,626	$5,543,000	$—	$349,008	$—	$—	$620,758	$10,000	$—	$251,046	$—	$9,250,793
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$—	$(477,959)	$(2,844,405)	$—	$(1,432,626)	$—	$—	$(4,606,096)	$—	$(103,969)	$(120,976)	$—	$—	$(303,961)	$—	$—	$(9,889,992)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $84,998 and $5,452,593, respectively.

Note 10: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

Note 11: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

114 Master Intermediate Income Trust	Master Intermediate Income Trust 115

Shareholder meeting results (Unaudited)

April 24, 2020 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
42,965,525	588,952	528,526

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	42,909,321	1,169,767
Ravi Akhoury	41,745,109	2,336,163
Barbara M. Baumann	41,855,946	2,229,134
Katinka Domotorffy	41,835,848	2,244,750
Catharine Bond Hill	42,940,865	1,145,311
Paul L. Joskow	42,882,986	1,194,020
Kenneth R. Leibler	42,970,984	1,110,908
Robert L. Reynolds	42,969,835	1,112,281
George Putnam, III	42,994,718	1,090,615
Manoj Singh	41,650,797	2,431,113
Mona K. Sutphen	42,830,680	1,250,762

All tabulations are rounded to the nearest whole number.

116 Master Intermediate Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
	Officer, and Chief Risk Officer	Principal Accounting Officer,
and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA713 320758 5/20

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) During the period, Albert Chan was added as a Portfolio Manager of the fund

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report.

D. William Kohli	2002	Putnam Management 1994-Present	Chief Investment Officer, Fixed Income, Previously, Co-Head Fixed Income
Michael Atkin	2007	Putnam Management 1997-Present	Portfolio Manager
Albert Chan	2020	Putnam Management 2002-Present	Portfolio Manager, Previously, Analyst
Robert Davis	2017	Putnam Management 1999-Present	Portfolio Manager Previously, Analyst
Brett Kozlowski	2017	Putnam Management 2008-Present	Portfolio Manager
Michael Salm	2011	Putnam Management 1997-Present	Co-Head of Fixed Income

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Managers managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

D. William Kohli	14*	$6,919,200,000	17	$3,992,400,000	17**	$12,076,000,000
Michael Salm	31***	$26,674,500,000	35	$11,191,700,000	28**	$4,601,000,000
Michael Atkin	5	$4,002,900,000	5	$2,499,600,000	8**	$1,246,000,000
Paul Scanlon	21***	$9,048,300,000	26	$9,053,600,000	26	$11,780,000,000
Brett Kozlowski	22****	$11,591,000,000	22	$6,706,300,000	16	$3,014,100,000
Rob Davis	12+	$4,251,500,000	10	$2,486,200,000	14**	$969,000,000
Albert Chan	14*	$7,140,900,000	14	$2,422,400,000	6	$704,500,000

*	3 accounts, with total assets of $2,104,700,000 pay an advisory fee based on account performance.

**	1 account, with total assets of $505,400,000 pay an advisory fee based on account performance.

***	2 accounts, with total assets of $750,800,000 pay an advisory fee based on account performance.

****	2 accounts, with total assets of $1,595,800,000 pay an advisory fee based on account performance.

+	1 account, with total assets of $241,800,000 pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 4-year performance. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Putnam evaluates performance based on the fund’s peer ranking in the fund’s Lipper category. This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by Putnam Management with similar strategies in those products’ Lipper categories. This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by several private funds managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Other Accounts Managed by the Fund’s Portfolio Managers—Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

**	: Period endMarch 31, 2020
	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

William Kohli	2020**	*
	2019	*
Michael Atkin	2020**	*
	2019	*
Robert Davis	2020**	*
	2019	*
Brett Kozlowski	2020**	*
	2019	*
Michael Salm	2020**	*
	2019	*
Paul Scanlon	2020**	*
	2019	*
Albert Chan	2020**	*
	2019	*

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 — October 9, 2019	—	—	—	3,957,697
October 10 — October 31, 2019	—	—	—	5,179,573
November 1 — November 30, 2019	—	—	—	5,179,573
December 1 — December 31, 2019	—	—	—	5,179,573
January 1 — January 31, 2020	—	—	—	5,179,573
February 1 — February 28, 2020	—	—	—	5,179,573
March 1 — March 31, 2020	604,664	$3.85	604,664	4,574,909

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2018, which was in effect between October 10, 2018 and October 9, 2019, allowed the fund to repurchase up to 5,315,336 of its shares. The program renewed by the Board in September 2019, which is in effect between October 10, 2019 and September 30, 2020, allows the fund to repurchase up to 5,179,573 of its shares.

**	Information prior to October 10, 2019 is based on the total number of shares eligible for repurchase under the program, as amended through September 2018. Information from October 10, 2019 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2019.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 27, 2020